Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:
•    LNP, LLC (Midwest)
•    Southwest Region Portability Company, LLC
•    Western Region Telephone Number Portability, LLC
•    Southeast Number Portability Administration Company, LLC
•    Mid-Atlantic Carrier Acquisition Company, LLC
•    West Coast Portability Services, LLC
Exhibit 10.1.2
Amendment No. 62 (NE)

SOW:	☑ No ☐ Yes
AMENDMENT TO
CONTRACTOR SERVICES AGREEMENT FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM
CLARIFICATIONS ON QUALIFYING AS A USER
AND USE OF USER DATA
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Table of Contents

1.	PARTIES	6

2.	EFFECTIVE DATE; TERM; AND DEFINED TERMS	6

2.1	Effective Date and Term	6

2.2	Limited Termination	6

2.3	Defined Terms	7

3.	LIMITED REVIEW AND CAP	7

4.	SINGLE NUE PROCESS	7

5.	CONSIDERATION RECITAL	8

6.	CLARIFICATIONS WITH RESPECT TO MASTER AGREEMENT	9

6.1	No Service Level Requirements, Benchmarking Process or Gateway Evaluation Process	9

6.2	Failure to Perform Material Obligations	9

7.	APPLICABLE DOCUMENTS	9

8.	IMPACTS ON MASTER AGREEMENT	10

9.	MODIFICATION OF AND AMENDMENT TO THE MASTER AGREEMENT	10

	“4.2 NPAC/SMS Users and User Agreements	10

	(a) Exclusive Provisions Regarding Users Generally	10

	(b) Categorization of Applicants and Evaluation of New User Applications	11

	(1) Categorization of Applicants	11

	(2) Qualification as a User	12

	(A) Qualification Generally	12

	(B) Limited Referral to Customer	12

	(C) Contractor’s and Contractor Affiliate’s Qualification as a User	12

	(D) Consideration of Use of User Data; Permitted Uses	13

	(i) Source and Basis of Permitted Use Determination	13

	(ii) Permitted Use Defined	14

	(iii) Definitions Applicable to the Determination of a Permitted Use	14

	(iv) Data Derived, Translated, or Transformed from User Data or Merged with User Data	16

	(v) Clarifications to LSMS Restriction	16

	(E) Continued Qualification as a User and Continued Permitted Uses of User Data	17

	(c) New User Evaluator Process	17

	(1) Overview of the NUE and the NUE Process	17

	(2) Scope and Timing of NUE Reviews	17

	(A) Permitted Use Review	17
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(B) Data Provisioning Review	18

(C) Pricing Review	20

(D) Payment Review	22

(3) Findings Reports Defined	23

(A) Contents of Each Findings Report	23

(B) New User Findings Report	23

(C) Administrator User Service Findings Report	23

(D) Misuse Allegation Findings Report	24

(4) Limitations on NUE and NUE Process	24

(5) Selection of the NUE	25

(A) Initial NUE and First Successor NUE	25

(B) Successor NUE	25

(C) Qualifications of the NUE	26

(D) Engagement of the NUE	26

(E) NUE Start Date	27

(G) Unavailability of NUE	27

(6) Performance of NUE Process	28

(A) PTRS Applicants other than Contractor or Affiliates of Contractor	28

(i) Delivery of Information for Permitted Use Review	28

(ii) Permitted Use Review and New User Findings Report	28

(I) Time Periods	28

(II) Required Findings Statement and Explanation	28

(iii)Action Following Issuance of, or Failure to Timely Issue, New User Findings Report	29

(B) Contractor User Services	30

(i) Delivery of Information for NUE Reviews of Existing User Services and New User Services	30

(I) Upon Commencement of NUE Process	30

(II) Prior to Commercial Launch	30

(III)Annually or After Affiliation Event	31

(IV) Resubmissions of New User Applications	31

(ii) Specific NUE Reviews and Administrator User Service Findings Report	32

(I) Time Periods	32

(II) Required Findings Statement and Explanation	32

(aa) Cumulative Findings	33

(bb) Separate Findings	33

(cc) Required Explanation	36

(iii) Action Following Issuance of, or Failure to Timely Issue, an Administrator User Service Findings Report	37

(I) New User Services	37

(II) Existing User Services and Acquired User Services	38

(C) Misuse Allegation	39

(i) Definition	39

(ii) Circumstance	40
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(iii) Specific NUE Reviews and Misuse Allegation Findings Report	40

(I) Time Periods	40

(II) Required Findings Statement and Explanation	41

(aa) Cumulative Findings	41

(AA) PTRS and Service Provider Users	41

(BB) User Services of Contractor and Affiliates of Contractor	41

(bb) Separate Findings	42

(cc) Required Explanation	45

(iv) Action Following Issuance of Misuse Allegation Findings Report	45

(I) PTRS and Service Provider Misuse Allegation Findings Reports	45

(II) Contractor and Affiliates of Contractor Misuse Allegation Findings Reports	46

(7) Evidence of Satisfaction	48

(A) Permitted Use Requirement	48

(B) Data Provisioning Requirement	48

(i) Content Requirement	48

(ii) Access Requirement	49

(C) Pricing Requirement	49

(D) Payment Requirement	50

(E) Customer Interaction with New User Evaluator	50

(d) Appeal and Dispute Resolution Processes and Procedures	51

(1) Generally	51

(2) Appeals Regarding New User Findings Report	51

(A) Customer Evaluation	51

(i) Initiation of a Customer Evaluation	51

(ii) Conduct of a Customer Evaluation	52

(iii) Consequences of and Further Rights With Respect to the Customer’s New User Findings Report	52

(I) Original Affirmative Permitted Use Finding in NUE’s New User Findings Report	52

(II) Original Negative Permitted Use Finding in NUE’s New User Findings Report	53

(III) Original Indeterminate Permitted Use Finding in NUE’s New User Findings Report or Failure Timely to Issue a Findings Report	54

(IV) Effect if No Arbitration	54

(B) Arbitration	54

(3) Appeals Regarding an Administrator User Service Findings Report	55

(A) Customer Evaluation	55

(i) Initiation of a Customer Evaluation	55

(ii) Conduct of a Customer Evaluation	56

(iii) Consequences of and Further Rights With to the Customer’s Administrator User Service Findings Report	56

(I) Original Affirmative Administrator User Service Finding in NUE’s Administrator User Services Finding Report	56

(II) Original Negative Administrator User Service Finding in NUE’s Administrator User Service Findings Report	57
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	(III) Original Indeterminate Administrator User Service Finding in NUE’s Administrator User Service Findings Report or Failure to Timely Issue a Findings Report	58

	(IV) Effect if No Arbitration	58

	(B) Arbitration	58

	(4) Appeals Protests Regarding Misuse Allegation Findings Report	59

	(A) PTRS and Service Provider Misuse Allegation Findings Reports	59

	(i) Customer Evaluation	59

	(I) Initiation of a Customer Evaluation	59

	(II) Conduct of a Customer Evaluation	60

	(III) Consequences of and Further Rights With Respect to the Customer’s Misuse Allegation Findings Report	60

	(aa) Original Affirmative Permitted Use Finding in NUE’s Misuse Allegation Findings Report	61

	(bb) Original Negative PTRS or Service Provider Permitted Use Finding in NUE’s Misuse Allegation Findings Report	61

	(cc) Original Indeterminate PTRS or Service Provider Permitted Use Finding in NUE’s Misuse Allegation Findings Report or Failure Timely to Issue a Findings Report	62

	(IV) Effect if No Arbitration	63

	(ii) Arbitration	63

	(B) Contractor and Affiliates of Contractor Misuse Allegation Findings Report	63

	(i) Customer Evaluation	63

	(I) Initiation of a Customer Evaluation	63

	(II) Conduct of a Customer Evaluation	64

	(III) Consequences of and Further Rights With Respect to the Customer’s Misuse Allegation Findings Report	65

	(aa) Original Affirmative Administrator User Service Finding in NUE’s Misuse Allegation Findings Report	65

	(bb) Original Negative Administrator User Service Finding in NUE’s Misuse Allegation Findings Report	65

	(cc) Original Indeterminate Administrator User Service Finding in NUE’s Misuse Allegation Findings Report or Failure to Timely Issue a Findings Report	66

	(IV) Effect if No Arbitration	67

	(ii) Arbitration	67

	(e) Methods and Procedures	67

	(1) NUE M&P	67

	(2) New User Application M&P	67

	(f) Customer’s Standard	68

	(g) Use of Findings Reports	68

	(h) New User Application	68

10.	ACKNOWLEDGMENT	69

11.	NOTICES	69

12.	MISCELLANEOUS	70
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Amendment No. 62 (NE)
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AMENDMENT NO. 62
UNDER CONTRACTOR SERVICES AGREEMENT
FOR NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE
MANAGEMENT SYSTEM
Clarifications on Qualifying as a User and Use of User Data
1.    PARTIES
This Amendment No. 62 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (such agreement for this Service Area referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).
2.    EFFECTIVE DATE; TERM; AND DEFINED TERMS
2.1   Effective Date and Term
This Amendment shall be effective as of the last date of execution below (the “Amendment Effective Date”), conditioned upon execution of a separate Amendment by Contractor and Customer, on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”) for and applicable with respect to each United States Service Area and shall continue in full force and effect coterminous with the Master Agreement, except as set forth in Section 2.2 below.
•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
2.2   Limited Termination
Either Party may terminate this Amendment by following the requirements set forth in this Section 2.2. If the NUE Start Date has not yet occurred (in accordance with new Section 4.2(c)(6)(E) of the Master Agreement, as amended by this Amendment), either Party may provide written notice to the other no earlier than ninety (90) Business Days after the Amendment Effective Date and no later than one hundred (100) Business Days after the Amendment Effective Date of its intent to terminate this Amendment. If after ten(10) Business
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Days after receipt of such notice, the NUE Start Date has not commenced, then the Party providing the notice may terminate this Amendment by providing the other Party with written notice no later than ten (10) Business Days after the expiration of the aforementioned ten-Business Day period. If the Party with the right to terminate this Amendment fails to provide written notice of the termination of this Amendment by the time period provided hereunder, then the right to terminate hereunder shall be tolled for fifty (50) Business Days, after which, if the NUE Start Date has not yet commenced, then this Amendment shall terminate after the expiration of the aforementioned fifty (50) Business Day period. If this Amendment is terminated as set forth in the preceding sentence, the Parties agree and acknowledge that the agreements and acknowledgements set forth in Section 5 of this Amendment shall nonetheless continue in full force and effect and be applicable.
2.3   Defined Terms
Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreement.
3.    LIMITED REVIEW AND CAP
No later than ninety (90) calendar days prior to the expiration of each NUE Term (as defined in Section 4.2(c)(5)(D)(ii) of the Master Agreement, as amended by this Amendment), the Parties shall meet and complete an evaluation of the NUE Process (as defined in Section 4.2(c) of the Master Agreement, as amended by this Amendment) and review the performance of the NUE (as defined in Section 4.2(b)(1) of the Master Agreement, as amended by this Amendment). Contractor shall make available the NUE for participation in such an evaluation and review. Notwithstanding anything herein to the contrary, Contractor’s cost for making the NUE available to the Customer for any and all permitted purposes set forth in this Article 3 and for purposes of any audit or inspection right set forth in Section 4.2 of the Master Agreement, as amended by this Amendment, shall not exceed in the aggregate thirty (30) billable man-hours in any one NUE Term period (as defined in Section 4.2(c)(5)(D)(ii) of the Master Agreement, as amended by this Amendment) with respect to all Subscribing Customers.
4.    SINGLE NUE PROCESS
Because the Parties intend for the NUE Process to be implemented by Contractor in an efficient manner, and because the NUE Process required to be implemented by Section 4.2 of the Master Agreement, as introduced by this Amendment, is being provided to all the Subscribing Customers set forth in Section 2.1 above, the NUE Process shall be implemented, to the fullest extent possible, and without in any way implying that the Master Agreements are consolidated or merged in any way, as a single NUE Process on behalf of all Subscribing Customers, taking into consideration any differences that may exist in the future in the requirements of the NUE Process as implemented in the various Service Areas. For purposes of this Article 4, the Parties shall be guided by a reasonableness standard.
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5.    CONSIDERATION RECITAL
Customer and Contractor have disagreed on whether Contractor can be a User pursuant to the Master Agreement, and if so, how and under what procedures and processes Contractor can be a User (the “Dispute”). After extended good faith discussions, deliberations and negotiations, Contractor and Customer have determined that it is in their respective best interests to resolve the Dispute by agreement, and, accordingly, in consideration of the compromise and settlement of the Dispute under the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Amendment.
The modifications and amendments made herein were negotiated together, and each is made in consideration of all of the other terms and conditions herein. All such modifications and amendments are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications and amendments herein. Notwithstanding anything to the contrary contained in this Amendment, the Parties expressly and explicitly agree and acknowledge that the only consideration for the compromise and settlement of the Dispute is the agreement of the Parties to the resolution of the Dispute hereunder and the modifications and amendments to the Master Agreement made herein and that no other consideration, express or implied, was involved in such compromise and settlement of the Dispute.
Although, both Parties intend to and will adhere to this Amendment during all times it is in effect and will not take a position contrary to this Amendment during all such times it is in effect, both Parties expressly and explicitly state that this Amendment is the result of the Parties’ of the Dispute, and if terminated in any way, nothing contained in this Amendment is intended to constitute, nor shall it be implied to constitute, an acceptance or acknowledgment of, or acquiescence to, the contentions or positions of the other Party regarding the Dispute. Further, if this Amendment is terminated in any way, nothing contained in this Amendment is intended, nor shall it be implied to constitute, any acknowledgment, acceptance or recognition with respect to any alleged or actual activities or conduct of Contractor as a User pursuant to any User Agreement in effect prior to the Amendment Effective Date, or to constitute evidence of reliance by any of the Parties on the action or failure to act or forbearance to take action with respect to Contractor as a User under any NPAC/SMS User Agreement prior to the Amendment Effective Date. The Parties expressly and explicitly do not, by entering into this Amendment, waive, release or otherwise alter or modify their rights or remedies with respect to such activities or conduct that occurred prior to the Amendment Effective Date or thereafter, if this Amendment is not in effect or is no longer in effect, for any reason, whether by expiration of its term, agreement of the Parties, or by reason that it, or any portion of it, is held invalid or unenforceable, whether retroactively or prospectively. Contractor expressly agrees and acknowledges that it knowingly assumes the risks and consequences of proceeding with activities and conduct as a User pursuant to any NPAC/SMS User Agreement, whether such User Agreement was in existence prior to the Amendment Effective Date or comes into existence after the Amendment Effective Date, and Contractor further expressly agrees and acknowledges that such activities and conduct could be
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discontinued or terminated (in addition to termination as set forth in any User Agreement itself) if this Amendment is not in effect or is no longer in effect, whether by expiration of its term, agreement of the Parties, or by reason that it, or any portion of it, is held invalid or unenforceable, whether retroactively or prospectively, without implying in any way that any such discontinuation or termination of any NPAC/SMS User Agreement is required or possible merely because this Amendment is no longer in effect, and that Contractor is not and has not relied on any representations or warranties of any kind or nature regarding the validity or enforceability of this Amendment. Further, the Parties expressly agree and acknowledge that nothing contained in this Amendment is intended to limit, nor shall it be implied to constitute any limitation on, either the obligations of the Contractor as a User under any User Agreement in effect at any time or on the rights of the Customer under Section 18.3 of any User Agreement or any other provision of a User Agreement whereby Contractor is a User or on the rights of the Customer under the Master Agreement.
6.    CLARIFICATIONS WITH RESPECT TO MASTER AGREEMENT
6.1   No Service Level Requirements, Benchmarking Process or Gateway Evaluation Process
For the avoidance of doubt, nothing in this Amendment is subject to any Service Level Requirements under Article 8 of and Exhibit G to the Master Agreement, to any Benchmarking Process under Article 7 of the Master Agreement, or to the Gateway Evaluation Process under Article 32 of the Master Agreement, and, therefore, no separate Service Levels, GEP Elements or Benchmarking Process are hereby established with respect to anything required or agreed to pursuant to this Amendment.
6.2   Failure to Perform Material Obligations
Failure of Contractor to perform any of the material obligations set forth in this Amendment shall be subject to the requirements under Section 16.5 of the Master Agreement. For the avoidance of doubt, with respect solely to a breach by Contractor acting as a User with respect to obligations or requirements set forth in an NPAC/SMS User Agreement, including but not limited to compliance with provisions setting forth permitted use of and restrictions on the use of User Data under Section 7.6 of the NPAC/SMS User Agreement, whether or not such permitted use or restrictions are clarified hereunder, a breach of such obligations or requirements shall constitute a breach only under Section 10.1 of the relevant NPAC/SMS User Agreement and shall give rise to remedies under and with respect to such NPAC/SMS User Agreement, and not a failure to perform a material obligation of the Master Agreement for purposes of determining whether Contractor has committed a Default under Section 16.5 of the Master Agreement.
7.    APPLICABLE DOCUMENTS
The following internal documents are applicable to this Amendment:

None	Functional Requirements Specifications
None	Requirements Traceability Matrix
None	System Design
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None	Detailed Design
None	Integration Test Plan
None	System Test Plan
None	NPAC Software Development Process Plan
None	User Documentation
8.    IMPACTS ON MASTER AGREEMENT
The Master Agreement is impacted by this Amendment as follows:

☑	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
None	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit O Intermodal Ported TN Identification Service Agreement
None	Exhibit P LEAP Service Agreement
None	Disaster Recovery
None	Back Up Plans
None	Gateway Evaluation Process (Article 32 of Master Agreement)
9.    MODIFICATION OF AND AMENDMENT TO THE MASTER AGREEMENT
The Master Agreement is hereby amended by deleting Section 4.2 in its entirety and replacing it with the following as new Section 4.2:
“4.2 NPAC/SMS Users and User Agreements
(a) Exclusive Provisions Regarding Users Generally
Contractor shall provide Services with respect to a Service Area only upon satisfaction of all of the following conditions:
     New User Application — Any individual, corporation, partnership, association, or entity requesting Services from Contractor with respect to a Service Area shall be required to complete an application for such Services with respect to that Service Area (the “New User Application” ), the form of which is an attachment to Exhibit J — NPAC/SMS User Agreement Form. Any individual, corporation, partnership, association, or entity that completes a New User Application shall be considered an “Applicant” for purposes of this Agreement. Any such
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individual, corporation, partnership, association or entity that is not already a User with respect to the Service Area for which it desires to obtain Services must complete a New User Application for that Service Area, even if it is either an Applicant or a User in another United States Service Area. The New User Application may be changed by the Parties pursuant to the process set forth in Section 4.2(h) of this Agreement.
     Determination of Qualification — The Applicant has been affirmatively determined to qualify as a User pursuant to this Section 4.2.
     Execution of a User Agreement — The Applicant has executed an NPAC/SMS User Agreement with respect to a Service Area (referred to herein either as an “NPAC/SMS User Agreement” or as a “User Agreement” ) that is in effect at all times Services are provided and is in exactly the form attached to this Agreement as Exhibit J — NPAC/SMS User Agreement Form.
Contractor shall not provide Services with respect to the Service Area to any individual, corporation, partnership, association, or entity, even if such individual, corporation, partnership, association, or entity qualifies as a User, unless a User Agreement is executed and in effect at all such times Services are provided. Contractor shall provide a monthly report to Customer of the name and address of all Users on the last day of the preceding month, which report shall set forth in a separate section all new Users since the last such report. Contractor shall also provide a copy of this report to any requesting User at no additional charge.
(b)   Categorization of Applicants and Evaluation of New User Applications
       (1) Categorization of Applicants
Based solely upon the New User Application, Contractor shall categorize each Applicant for purposes of further consideration of the New User Application, as set forth in a New User M&P (as that term is defined in Section 4.2(e)(1)) as (A) a Service Provider, (B) a provider of telecommunications-related services (“PTRS”), or (C) “other,” which for purposes of this Section 4.2 shall refer to any Applicant that is not identified in the New User Application as either a Service Provider or a PTRS. An Applicant may not be categorized as more than one of (A), (B), or (C) above in any single New User Application, but may submit separate New User Applications in order to qualify under more than one category.
If an Applicant is categorized as a Service Provider, Contractor shall process the New User Application pursuant to a New User Application M&P, and Contractor determine if the Applicant is a Service Provider and qualifies as a User pursuant to Section 4.2(b)(2)(A) and Section 4.2(b)(2)(B) and using the definitions set forth in Section 4.2(b)(2)(D). If the Applicant is categorized as a PTRS, then Contractor shall refer the New User Application (and all supporting documentation and substantiation required under the NUE Process M&P) to the New User Evaluator (“NUE”) for further consideration of the New User Application in accordance with the process and procedures set forth in Section 4.2(c). If the Applicant is classified as “other,” then Contractor shall contact the Applicant to determine whether “other” is the correct
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categorization of the Applicant. If Contractor cannot determine that the Applicant’s category is either a Service Provider or a PTRS, then Contractor shall refer the New User Application (and all supporting documentation and substantiation required under any New User Application M&P) to the Customer for further consideration.
     (2) Qualification as a User
          (A)   Qualification Generally
The determination of whether any Applicant qualifies for Services as a User shall be based upon a good-faith, reasonable interpretation of the information provided by such Applicant pursuant to the New User Application and the definition of “User” in this Agreement. Neither Contractor nor the NUE shall have any obligation to investigate the accuracy of any information provided by an Applicant in a New User Application, provided, however, that if Contractor’s Project Executive knows that a User is not or ceases to qualify as a User under this Agreement, such Project Executive shall notify Customer and shall take appropriate action, including, without limitation and, if appropriate, terminating such User’s User Agreement or making a Misuse Allegation pursuant to Section 4.2(c)(6)(C) of this Agreement. Membership in Customer is not a requirement or qualification to be a User.
          (B)   Limited Referral to Customer
Notwithstanding anything in this Agreement to the contrary, if Contractor is unsure (1) whether an Applicant categorized on the New User Application as a Service Provider falls within the definition of “Service Provider” under Article 1 of this Agreement, or (2) if there is no NUE then acting, whether an Applicant categorized on the New User Application as a PTRS, including Contractor, falls within the definition of “User,” and more specifically, clause (ii)(a) of the definition of “User” under Article 1 of this Agreement, then Contractor shall refer such application to Customer for its decision on whether the Applicant qualifies as a User before entering into a User Agreement with such Applicant.
          (C)   Contractor’s and Contractor Affiliate’s Qualification as a User
Contractor and an Affiliate of Contractor may qualify as a User and enter into a User Agreement as a PTRS only upon completion of a New User Application and only with respect to each separate single service or product offered (i) that in any way makes use of User Data, (ii) that is not considered a Service under this Agreement, and (iii) for which Contractor is not compensated under Article 6 of this Agreement (a “User Service”). Whether Contractor or an Affiliate of Contractor qualifies as a User shall be determined pursuant to the process and procedures set forth in this Section 4.2(b)(2) and documented in the NUE Process M&P, and the determination shall be made with respect to every User Service and not merely upon an Applicant’s initial request to receive Services with respect to the Service Area. In addition, during all times Contractor or an Affiliate of Contractor is a User with respect to any User Service, Contractor or an Affiliate of Contractor shall submit a separate request to the NUE pursuant to Section 4.2(c)(6)(B)(i) with respect to each additional User Service and in connection with each User Service Material Modification for consideration and determination pursuant to Section 4.2(b)(2)
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prior to the time each such additional User Service or User Service Material Modification may be commercially launched (the term “commercially launched” shall have the meaning set forth in Section 4.2(c)(6)(B)(i)(II)). For purposes of the foregoing sentence, a User Service Material Modification shall mean a proposed modification to a User Service that in good faith is reasonably considered to constitute, or to result in or to cause, a material change or alternation (and not merely a minor, small, or insignificant change) in any of the following: (a) the need to access any part of the NPAC/SMS for the purpose of routing, rating, or billing calls, or performing network maintenance in connection with providing telecommunications services, because the rating, routing, or billing of calls or the performance of network maintenance is impacted by porting or pooling (as such terms are defined below); or (b) the intended use or actual use of User Data with respect to whether such use constitutes “commercial exploitation” of User Data (as defined below), including, but not limited to a change to the content of the User Data obtained for and used in connection with the User Service, the method, manner, mode and connectivity to the NPAC/SMS to obtain the User Data and the pricing for the User Service; provided, however, that a change in branding of a User Service or the bundling of a User Service with other services, including any other User Service(s), shall not alone or by themselves be considered a User Service Material Modification.
For purposes of the foregoing, the term Contractor’s Affiliate or an Affiliate of Contractor shall mean an individual, corporation, partnership, association or other entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the individual, corporation, partnership, association or other entity specified. For purposes of the foregoing sentence, “control” of an entity and its derivatives shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the entity, whether through legal, beneficial or equitable ownership, directly or indirectly, of the outstanding voting capital stock (or other ownership interest, if not a corporation) of an entity, by contract or otherwise. An Affiliate of the Contractor shall also include any User that is neither the Contractor nor an Affiliate of the Contractor but which becomes either the Contractor or an Affiliate of the Contractor as a result of its acquisition by or association with the Contractor or an Affiliate of the Contractor, and the event which results in the User becoming either the Contractor or an Affiliate of the Contractor shall be referred to as an “Affiliation Event”.
          (D)   Consideration of Use of User Data; Permitted Uses
(i)	Source and Basis of Permitted Use Determination
In accordance with the definition of a User, User Data and Confidential Information under Article 1 of this Agreement and the restrictions set forth in Section 7.6 of the User Agreements, a User must treat all User Data of other Users as Confidential Information of those other Users that provided such User Data, and is restricted in its use of User Data. In addition to the other restrictions on the use of User Data set forth in Section 7.6 of the User Agreement, User Data shall not be used by any User other than for the purpose of routing, rating, or billing calls or performing network maintenance in connection with providing or facilitating the provision of telecommunications services. Accordingly, all considerations of New User Applications shall
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SOW:	☑ No
☐ Yes
include a consideration to determine whether the need to access any part of the NPAC/SMS and the intended use of User Data by the Applicant as specified in each New User Application complies with the restrictions set forth in the User Agreement and is, therefore, permitted under this Agreement and the User Agreement, so that the Applicant is considered to qualify as a User; provided, however, that for the purpose of determining whether the Applicant qualifies as a User with respect to the New User Application, certain terms and provisions in the User Agreement and this Agreement are specifically and explicitly clarified in this Section 4.2(b)(2)(D).
(ii)	Permitted Use Defined
All considerations of New User Applications and of Users upon a Misuse Allegation shall require a determination whether Applicant has (a) a need to access any part of the NPAC/SMS (e.g., obtain or supply User Data) (b) for the purpose of routing, rating, or billing calls, or performing network maintenance in connection with providing telecommunications services (c) because the rating, routing, or billing of calls or the performance of network maintenance is impacted by porting or pooling and (d) the intended use or actual use of User Data by the Applicant or User does not constitute “commercial exploitation of User Data (a “Permitted Use”). No Applicant shall be determined to qualify as a User if the need to access any part of the NPAC/SMS and the intended use of User Data, both as described in the Applicant’s New User Application, do not or cannot be determined to be Permitted Uses.
(iii)	Definitions Applicable to the Determination of a Permitted Use
For purposes of determining whether an Applicant or User’s alleged need to access any part of the NPAC/SMS and intended use of User Data are Permitted Uses, the following definitions shall apply:
                         (I) The term “calls” means the transmission of information (video, pictures, audio [voice, music], messages, text, data, or combinations of these) by use of a telephone number (NPA-NXX-XXXX), which may include the transmission of signaling messages or the transmission of provisioning data associated with information sessions, subscribers, and network equipment and devices (e.g., discovery, parameter negotiation, establishment, connection, maintenance, disconnection, presence, location, authentication, billing, usage).
                         (II) The term “routing” calls means transporting calls. For purposes of this Section 4.2, Internet addresses and naming protocols (URLs, URIs, IP addresses, etc.) shall be considered call routing information so long as associated with a telephone number.
                         (III) The term “rating” calls means determining the applicable charge for calls.
                         (IV) The term “billing” calls means rendering a bill for calls.
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☐ Yes
                         (V) The phrase “network maintenance in connection with providing telecommunications services” means any activity or process undertaken to ensure that operational, administrative, compliance, repair and other functions of the User, including without limitation those concerning systems, databases used for telecommunications purposes, or networks, can be performed in an efficient, timely, or accurate manner.1
                         (VI) The phrase “impacted by porting or pooling” means that an activity cannot be performed satisfactorily without the use of User Data. For example, without the introduction of number portability or pooling, the identity of the Service Provider serving a telephone number could be determined reliably using just the publicly available information about that telephone number’s NPA-NXX code. In a number portability or pooling environment, however, the use of User Data from the NPAC is required to reliably identify the Service Provider serving the telephone number. As an additional example, Service Providers may use the AltSPID parameter to identify a reseller serving a telephone number. While that activity was not possible before the introduction of porting or pooling, the use of User Data from the NPAC is required to accomplish the activity.
                         (VII) The phrase “for the purpose of” before the phrase “routing, rating, or billing calls, or performing network maintenance in connection with providing telecommunications services” does not require that an Applicant or User perform the “routing,” “rating,” “billing” or “network maintenance in connection with providing telecommunications services”; but in that situation it does require that the intended use of User Data by the Applicant or User must be for the purpose of facilitating “routing, rating, or billing calls” by another, or for the purpose of facilitating the performance of “network maintenance in connection with providing telecommunications services” by another.
                         (VIII) The phrase “commercial exploitation of User Data” means the use of User Data for the sole, exclusive or principal purpose of, or having a material purpose of, marketing telecommunications services to end users and consumers of telecommunications services or identifying those end users and consumers of telecommunications services and obtaining or retaining them as customers, provided, however, that access to the NPAC/SMS and use of User Data shall not constitute “commercial exploitation of User Data” merely because a

[1]	Network Maintenance is intended to be interpreted broadly, and includes, by way of illustration and not limitation, the following:

•	Using the activation broadcast to determine when systems (such as LIDB, CNAM, Voice Mailbox, PSTN or other switching device, etc.) may be updated to reflect loss or gain of a customer.

•	Using the User Data to determine current SP to verify that a telephone number can be ported from a current SP before programming a system to anticipate port-in of the number.

•	Using the User Data to determine a TN’s current SP to determine whether to take a trouble report or to comply a legal request.

•	Using the User Data to determine appropriate call routing translations.

•	Using the User Data to administer a telephone number assignment system.

•	Using the User Data to administer an inter-carrier billing system.

•	Using the User Data to allow operator services system to determine whether a call may be alternate billed (i.e., to identify serving carrier to determine whether contract is in place).

•	Using the User Data to administer databases used for network maintenance purposes.
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☐ Yes
charge or fee is associated with a service that uses or discloses User Data or because an economic benefit is derived from the provision of such service. The foregoing shall also apply in connection with the interpretation of the phrase “commercially exploited” for purposes of Section 7.6(d) of the User Agreement for all Users.
(iv)	Data Derived, Translated, or Transformed from User Data or Merged with User Data
For purposes of determining whether User Data is or will be used only for Permitted Uses, and in applying and interpreting the restrictions in Section 7.6 of the User Agreement for that purpose, the following shall apply:
                         (I) A User may provide User Data without change directly to another User (including, for example, under a service bureau relationship) and may provide to another User data derived, translated, or transformed from User Data or merged with data that is not User Data but which contains and includes User Data, but only for the purpose of routing, rating, or billing calls, or performing network maintenance in connection with providing telecommunications services because the rating, routing, or billing of calls or the performance of network maintenance is impacted by porting or pooling, and the intended use of User Data by the User providing it to the other User and the intended use by the recipient User does not constitute “commercial exploitation” of User Data.
                         (II) A User may provide to a Third Party, that is not a User, data derived, translated, or transformed from User Data or merged with data that is User Data or is derived from User Data only if, after such derivation, translation, transformation, or merger, no User Data is contained in, disclosed, made available, transferred, or otherwise provided to the Third Party.
(v)	Clarifications to LSMS Restriction
For purposes of determining whether User Data is or will be used only for Permitted Uses, and in applying and interpreting the restrictions in Section 7.6 of the User Agreement for that purpose, the restriction in Section 7.6(c) of the User Agreement is clarified as set forth in this Section 4.2(b)(2)(D)(v). The restriction in Section 7.6(c) of the User Agreement, concerning a User’s providing User Data to a subtending LSMS, was intended to assure the spread of NPAC charges across as many entities as possible, and to avoid a situation where in offering to provide User Data to other carriers, a carrier thereby reduced the quantity of carriers directly connected to the NPAC, and thus increased the share of NPAC charges paid by each of the remaining directly connected carriers. The issuance of In the Matter of Telephone Number Portability, Third Report & Order, FCC 98-82, CC Docket No. 95-116 (Rel. May 12, 1998) (the “Cost Recovery Order”), which requires the allocation of charges relative to each User’s share of end-user telecommunications revenues, irrespective of whether a User is directly connected to NPAC, renders obsolete the prohibition set forth in Section 7.6(c).
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Amendment No. 62 (NE)
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☐ Yes
(E)	Continued Qualification as a User and Continued Permitted Uses of User Data
A User must at all times it is receiving Services continue to qualify as a User under the terms of this Agreement and the User Agreement. In the event of a Misuse Allegation (as defined in Section 4.2(c)(6)(C)(i) below), the provisions of Section 4.2(c)(6)(C) shall apply.
(c)   New User Evaluator Process
As required by Section 4.2(b)(1), for every Applicant categorized as a Service Provider, Contractor shall determine if the Applicant qualifies as a User, and Contractor will otherwise process the New User Application of each such Applicant categorized as a Service Provider; however, for every Applicant categorized as a PTRS, including Contractor and every Affiliate of Contractor, and for every User for which the Contractor has received a Misuse Allegation (as defined below in Section 4.2(c)(6)(C)(i)), Contractor shall cause the performance by the NUE of the duties and functions set forth in this Section 4.2(c) (collectively referred to as the “NUE Process”).
     (1) Overview of the NUE and the NUE Process
Pursuant to this Agreement and the NUE Process M&P and subject to the dispute resolution rights set forth in Section 4.2(d) with respect to the specific NUE Findings Reports defined below in this Section 4.2(c)(3), the NUE shall engage in the NUE Process and, depending on how a matter is referred to it, the NUE shall perform one or more of the following four separate reviews, each as defined herein: a “Permitted Use Review,” a “Data Provisioning Review,” a “Pricing Review,” and a “Payment Review” (each individually referred to as an “NUE Review” and all collectively referred to as “NUE Reviews”). Depending on how a matter is referred to it and which NUE Review is, or which combination of the NUE Reviews are, accomplished, the NUE shall then render one of the following three separate reports, each as defined herein: a “New User Findings Report,” an “Administrator User Service Findings Report,” or a “Misuse Allegation Findings Report” (each individually referred to as a “Findings Report” and all collectively referred to as “Findings Reports”).
     (2) Scope and Timing of NUE Reviews
The following describes the requirements applicable to each of the NUE Reviews.
          (A)   Permitted Use Review
A “Permitted Use Review” shall consist solely of a review to determine if an Applicant’s or User’s need to access any part of the NPAC/SMS and the intended or actual use or uses of User Data constitute a Permitted Use in the following circumstances (the “Permitted Use Requirement”):
(i) whether an Applicant categorized as a PTRS qualifies for Services as a User based upon whether the need to access any part of the NPAC/SMS and the initial, intended use or uses of User Data disclosed in the New
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☐ Yes
User Application of that Applicant constitutes or constitute a Permitted Use;
(ii) whether, prior to the commercial launch of each New User Service (as that term is defined in Section 4.2(c)(6)(B)(i)(II) below) of the Contractor or an Affiliate of the Contractor, the Contractor or the Contractor’s Affiliate qualifies for Services as a User solely with respect to whether the need to access any part of the NPAC/SMS and the intended use of User Data with respect to that specific New User Service disclosed in Contractor’s or an Affiliate of Contractor’s New User Application for that specific New User Service constitutes a Permitted Use;
(iii) whether, immediately upon implementation of the NUE Process, the Contractor or the Contractor’s Affiliate qualifies for Services as a User solely with respect to whether the need to access any part of the NPAC/SMS and the specific intended use or uses of User Data for with respect to each specific Existing User Service (as that term is defined in Section 4.2(c)(6)(B)(i)(I) below) disclosed in Contractor’s or an Affiliate’s of Contractor’s New User Application for each Existing User Service constitutes a Permitted Use; and
(iv) whether a User with respect to which a Misuse Allegation has been received continues to qualify for Services as User because its actual need to access any part of the NPAC/SMS and the actual use of use or uses of User Data disclosed or discovered as a result of the Misuse Allegation constitutes a Permitted Use.
The NUE shall only consider those New User Applications referred to it by the Contractor, Current User Services Lists and Acquired User Services Lists supplied by Contractor, and those Misuse Allegations referred to it by the Contractor; it shall not solicit New User Applications or Misuse Allegations itself, nor shall it receive New User Applications directly from any Applicants or Misuse Allegations directly from Third Parties or Customer. The NUE also shall not communicate its decisions or findings or otherwise provide notice to any Applicant or otherwise communicate in any manner directly with an Applicant that is not the Contractor, except for communications with the Contractor as the Contractor under the Master Agreement. In performing the Permitted Use Review the NUE shall not conduct any review or evaluation other than for the purposes set forth in this Section 4.2(c)(2)(A) nor rely upon anything not specified in Section 4.2(c)(7)(A) below; the NUE shall only issue the specific Findings Report set forth in Section 4.2(c)(3) below with respect to the Permitted Use Review conducted and the relevant Applicant or User.
          (B)   Data Provisioning Review
A “Data Provisioning Review” shall consist solely of a review of the Content Requirement and the Access Requirement, each as defined below in the following paragraphs to determine whether both have been satisfied with respect to each User Service of the Contractor and each
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☐ Yes
User Service of each Affiliate of the Contractor in only the following circumstances (referred to individually as a “Data Provisioning Requirement, or collectively the “Data Provisioning Requirements”):
(i) prior to the commercial launch of each New User Service of the Contractor or an Affiliate of the Contractor for each such New User Service;
(ii) immediately upon implementation of the NUE Process for each specific Existing User Service of the Contractor or of an Affiliate of the Contractor;
(iii) annually, as required under Section 4.2(c)(6)(B)(i)(III) below, with respect to all User Services of Contractor and Affiliates of Contractor; and
(iv) immediately upon a Misuse Allegation, if the Misuse Allegation expressly alleges a violation of the any of the Data Provisioning Requirements.
For purposes of the Data Provisioning Review, the following definitions shall solely apply to and govern each respective Data Provisioning Requirement:
Content Requirement — The content of User Data obtained for and used in connection with the User Service, including but not limited to its form and character, the fields included therein, and the manner in which it can be read is exactly the same as is available to all other Users under the terms of the User Agreement (the “Content Requirement”).
Access Requirement — The method, manner, mode, and connectivity to the NPAC/SMS to obtain the User Data obtained for and used in connection with the User Service are exactly the same as are available to all other Users under the terms of the User Agreement below (the “Access Requirement”).
The NUE shall only consider those New User Applications referred to it by the Contractor, Current User Services Lists and Acquired User Services Lists supplied by Contractor, and those Misuse Allegations referred to it by the Contractor; it shall not solicit New User Applications or Misuse Allegations itself, nor shall it receive New User Applications directly from any Applicants or Misuse Allegations directly from Third Parties. The NUE also shall not communicate its decisions or findings or otherwise provide notice to any Applicant or otherwise communicate in any manner directly with an Applicant. In performing the Data Provisioning Review, the NUE shall not conduct any review or evaluation other than for the purposes set forth in this Section 4.2(c)(2)(B) nor rely upon anything not specified in Section 4.2(c)(7)(B) below; the NUE shall only issue the specific Findings Report set forth in Section 4.2(c)(3) below with respect to the relevant Data Provisioning Review conducted and the relevant Applicant or User.
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Amendment No. 62 (NE)
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☐ Yes
                (C)   Pricing Review
A “Pricing Review” shall consist solely of a review of each written agreement between the Contractor or an Affiliate of Contractor and a customer for the provision of a User Service of the Contractor or an Affiliate of Contractor (such agreements, the “User Service Contracts”) to determine whether both the Direct Test and the Indirect Test, as defined below in the following paragraphs, have been satisfied with respect to each User Service of the Contractor and each User Service of each Affiliate of the Contractor in only the following circumstances (referred to individually as a “Pricing Requirement,” or collectively as the “Pricing Requirements”):
(i) prior to the commercial launch of each New User Service of the Contractor or an Affiliate of the Contractor for each such New User Service;
(ii) immediately upon implementation of the NUE Process for each specific Existing User Service of the Contractor or of an Affiliate of the Contractor;
(iii) annually, as required under Section 4.2(c)(6)(B)(i)(III) below, for each specific Existing User Service of the Contractor or of an Affiliate of the Contractor, which specifically shall include all New User Services of Contractor and Affiliates of Contractor which were evaluated by the NUE and for which the New User Service was approved;
(iv) within forty five (45) Business Days after an Affiliation Event with respect to an Acquired User Service (as defined in Section 4.2(c)(3)(C))and
(v) immediately upon a Misuse Allegation, if the Misuse Allegation expressly alleges a violation of the any of the Pricing Requirements.
For purposes of the Pricing Review, the following definitions shall solely apply to and govern each respective Pricing Requirement:
Direct Test —No pricing term or condition set forth in a User Services Contract by and between Contractor as a User and its customer for the provision of a User Service to that customer, and no extension of any economic benefit to that customer set forth in the User Service Contract, is expressed in the User Services Contract as directly related to either (a) the number of TN Porting Events of such customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (the “Direct Test”).
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Amendment No. 62 (NE)
SOW:	☑ No
☐ Yes
Indirect Test — No pricing term or condition and no economic benefit is provided or extended to a User Services customer with respect to a User Service that is not incorporated in a written User Service Contract for that User Service to that customer, and no pricing term and condition and no economic benefit provided or extended to a User Service customer is related to either (a) the number of TN Porting Events of such customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (the “Indirect Test”).
Notwithstanding anything herein to the contrary, and by way of clarification, the following shall not in any way be interpreted alone to cause or otherwise alone to result in a failure to satisfy the Pricing Requirement:
•	the inclusion in a User Services Contract of commercial terms and conditions, including pricing mechanisms such as the bundling of other products or services offered by Contractor or Affiliates of Contractor which do not include NPAC/SMS Services, access to the NPAC/SMS or User Data (whether or not a User Service), or providing discounts associated with or related to User Service transaction volumes, to a customer of a User Service;

•	the provision of a User Service that inherently results in TN Porting Events (e.g., Service Order Administration, Local Service Request, etc.), if the Pricing Requirement is otherwise satisfied; or

•	activity that merely results in “consequential” or “incidental” TN Porting Events, if the Pricing Requirement is otherwise satisfied.
Notwithstanding anything in this Agreement to the contrary, and in addition to the requirements set forth in Section 4.2(g), it is understood that the contents of User Services Contracts may be confidential information with respect to Contractor’s customer or a customer of an Affiliate of Contractor. Contractor and Affiliates of Contractor shall use commercially reasonable efforts to cause its User Service Contracts to include provisions allowing for the disclosure of confidential information for the purposes of the NUE; provided, however, that failure of Contractor or an Affiliate of Contractor to cause the inclusion of such a provision in its User Service Contracts shall not constitute a breach of a material obligation and shall not by itself be grounds to make any negative finding of any kind. Furthermore, nothing in this Agreement shall be interpreted to require the disclosure in any way of customer-identifiable information, price points, service levels, or service level credits to Customer (or Subscribing Customer) for any reason, including without limitation by way of a submission to the Project Executive Committee under Section 4.2(c)(5)(G), for the purpose of a Customer Evaluation under Section 4.2(d)(2)(A), or in any report required or permitted to be issued hereunder; provided, however, that failure of the customer of Contractor or an Affiliate of Contractor to provide consent under a User Services Contract to disclose any confidential information under such a User Services Contract for the
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☐ Yes
purpose of the NUE Process shall not constitute a breach of a material obligation and shall not by itself be grounds to make any negative finding of any kind.
The NUE shall only consider those New User Applications referred to it by the Contractor, those Current User Services Lists and Acquired User Services Lists supplied by Contractor , those Acquired User Services Lists supplied by Contractor, and those Misuse Allegations referred to it by the Contractor; it shall not solicit New User Applications or Misuse Allegations itself, nor shall it receive New User Applications directly from any Applicants or Misuse Allegations directly from Third Parties or Customer. The NUE also shall not communicate its decisions or findings or otherwise provide notice to any Applicant or otherwise communicate in any manner directly with an Applicant. In performing the Pricing Review, the NUE shall not conduct any review or evaluation other than for the purposes set forth in this Section 4.2(c)(2)(C) nor rely upon anything not specified in Section 4.2(c)(7)(C) below; the NUE shall only issue the specific Findings Report set forth in Section 4.2(c)(3) below with respect to the relevant NUE Review conducted and the relevant Applicant or User.
               (D)   Payment Review
The “Payment Review” shall consist solely of a review of each of the following occurrences (each referred to individually as a “Payment Requirement” and collectively the “Payment Requirements”) upon the implementation of the NUE Process, annually as required under Section 4.2(c)(8), and immediately upon a Misuse Allegation, if the Misuse Allegation expressly alleges a violation of the any of the Payment Requirements:
Invoice Requirement — the issuance of NPAC/SMS invoices to Contractor and each Affiliate of Contractor that is a User to confirm that those NPAC/SMS invoices contain all applicable charges under the User Agreement (the “Invoice Requirement”); and
Actual Payment Requirement — full and timely payment or accounting treatment by Contractor and each Affiliate of Contractor that is a User of NPAC/SMS invoices to confirm that all applicable charges under the User Agreement were either timely paid or recognized (the “Actual Payment Requirement”).
The NUE shall only consider those New User Applications referred to it by the Contractor, the Current User Services Lists and Acquired User Services Lists supplied by Contractor, and those Misuse Allegations referred to it by the Contractor; it shall not solicit New User Applications or Misuse Allegations itself, nor shall it receive New User Applications directly from any Applicants or Misuse Allegations directly from Third Parties or Customer. The NUE also shall not communicate its decisions or findings or otherwise provide notice to any Applicant or otherwise communicate in any manner directly with an Applicant. In performing the Payment Review, the NUE shall not conduct any review or evaluation other than for the purposes set forth in this Section 4.2(c)(2)(D) nor rely upon anything not specified in Section 4.2(c)(7)(D) below; the NUE shall only issue the specific Findings Report set forth in Section 4.2(c)(3) below with respect to the relevant NUE Review conducted and the relevant Applicant or User.
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Amendment No. 62 (NE)

SOW:	☑ No ☐ Yes
      (3) Findings Reports Defined
(A)	Contents of Each Findings Report
The contents of each Findings Report, including each specific statement of findings required to be made by the NUE with respect to each specific, relevant NUE Review, is set forth below.
(B)	New User Findings Report
A “New User Findings Report” shall be a report issued by the NUE following the completion of a Permitted Use Review with respect to only the New User Application of an Applicant that is categorized as a PTRS other than either the Contractor or an Affiliate of the Contractor. As set forth in Section 4.2(c)(6)(A) of this Agreement, a New User Findings Report shall include both (i) either an Affirmative Permitted Use Finding, a Negative Permitted Use Finding, or an Indeterminate Permitted Use Finding, and (ii) a summary of the bases for foregoing. Section 4.2(c)(6)(A) also sets forth the contents, timing and consequences of a New User Findings Report, including of each of an Affirmative Permitted Use Finding, a Negative Permitted Use Finding, and an Indeterminate Permitted Use Finding.
(C)	Administrator User Service Findings Report
An “Administrator User Service Findings Report” shall be a report issued by the NUE following the completion of a Permitted Use Review, a Provisioning Review, a Pricing Review, or a Payment Review or of a combination of one or more of the foregoing NUE Reviews, with respect to a User Service of the Contractor or an Affiliate of the Contractor. As set forth in Section 4.2(c)(6)(B) of this Agreement, an Administrator User Service Findings Report shall include all of the following:
     (i) either an Affirmative Administrator User Service Finding, a Negative Administrator User Service Finding, or an Indeterminate Administrator User Service Finding;
     (ii) as applicable, based upon which of the NUE Reviews was conducted, (aa) either an Affirmative Permitted Use Finding, a Negative Permitted Use Finding, or an Indeterminate Permitted Use Finding, (bb) either an Affirmative Data Provisioning Finding, a Negative Data Provisioning Finding, or an Indeterminate Data Provisioning Finding, (cc) either an Affirmative Pricing Finding, a Negative Pricing Finding, or an Indeterminate Pricing Finding, (dd) either an Affirmative Payment Finding, a Negative Payment Finding, or an Indeterminate Payment Finding, and
     (iii) a summary of the basis for each of the foregoing. Section 4.2(c)(6)(B) also sets forth the contents, timing and consequences of an Administrator User Service Findings Report, including of each of an Affirmative Administrator User Service Finding, a Negative Administrator User Service Finding, and an Indeterminate Administrator User Service Finding
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SOW:	☑ No ☐ Yes
and of each of the other findings with respect to the applicable and relevant NUE Review conducted by the NUE.
Notwithstanding the foregoing, with respect to an Affiliation Event involving a Third Party User, within thirty (30) Business Days after the Affiliation Event, the Contractor shall provide to the NUE and the Customer a list of all Acquired User Services offered by the Third Party User as of the Affiliation Event and a description of all such Acquired User Services in a form that the User Services would be described if offered by Contractor or an Affiliate of Contractor (hereinafter such list shall be referred to as the “Acquired User Services List” and the User Services on the Acquired User Services List shall be referred to as “Acquired User Services”). Notwithstanding anything herein to the contrary, the NUE shall not perform any NUE Review with respect to any Acquired User Services before the Affiliation Event, but a Pricing Review of each Acquired User Service shall be conducted within forty five (45) Business Days after the Affiliation Event with respect to that Acquired User Service, and, and thereafter, each Acquired User Service shall be treated as an Existing User Service of the Contractor or an Affiliate of the Contractor and each Acquired User Service shall be subject to a Misuse Allegation Review any time after the Affiliation Event in accordance with Section 4.2(c)(6)(C)(iii).
(D)	Misuse Allegation Findings Report
A “Misuse Allegation Findings Report” shall be a report issued by the NUE following the receipt of a Misuse Allegation (as that term is defined in Section 4.2(c)(6)(C)(i) below) with respect to a then-existing and named User. As set forth in Section 4.2(c)(6)(C) of this Agreement, a Misuse Allegation Findings Report shall include the following:
     (i) with respect to a then-existing and named User other than the Contractor or an Affiliate of the Contractor, but including a Service Provider, either an Affirmative Permitted Use Finding, Negative Permitted Use Finding, or Indeterminate Permitted Use Finding,
     (ii) with respect to a User Service of the Contractor or an Affiliate of the Contractor, those of the corresponding findings based upon which of the NUE Reviews was conducted as a result of the applicable Misuse Allegation, (aa) either an Affirmative Permitted Use Finding, a Negative Permitted Use Finding, or an Indeterminate Permitted Use Finding, (bb) either an Affirmative Data Provisioning Finding, a Negative Data Provisioning Finding, or an Indeterminate Data Provisioning Finding, (cc) either an Affirmative Pricing Finding, a Negative Pricing Finding, or an Indeterminate Pricing Finding, and (dd) either an Affirmative Payment Finding, a Negative Payment Finding, or an Indeterminate Payment Finding, and
     (iii) a summary of the bases for each of the foregoing. Section 4.2(c)(6)(C) also sets forth the contents, timing and consequences of a Misuse Allegation Findings Report, including of each of the findings with respect to the applicable and relevant NUE Review conducted by the NUE.
      (4) Limitations on NUE and NUE Process
The NUE shall not in any way “approve” an Applicant’s New User Application or otherwise admit or qualify the Applicant as a User, terminate an existing User’s User Agreement, or
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disallow or terminate any Contractor User Service. The sole purpose of the NUE shall be to render the appropriate Findings Reports and to deliver such Findings Reports in accordance with this Agreement and the NUE Process M&P to the Contractor and the Customer.
      (5) Selection of the NUE
(A)	Initial NUE and First Successor NUE
The Parties shall within two (2) Business Days after the last day of execution of the amendment to this Agreement that first introduced this NUE Process, jointly agree in writing on the initial NUE (the “Initial NUE”) and a first successor to the Initial NUE (the “First Successor NUE”), subject the requirements set forth in this Section 4.2(c)(6)(C). If Parties fail to agree upon the designation of the Initial NUE and the First Successor NUE on or before two (2) Business Days after the last day of execution of the amendment to this Agreement that first introduced this NUE Process, then without further notice of such failure and without any further consultation, the Customer alone shall designate the Initial NUE and the First Successor NUE and such designations shall become immediately effective, subject to the requirements of Section 4.2(f). So long as the designations of the Initial NUE and the First Successor NUE do not violate Section 4.2(c)(6)(C), there shall be no right of Contractor to object to or to seek an appeal of such designations under this Agreement, any dispute resolution process or otherwise.
(B)	Successor NUE
Contractor and Customer shall attempt jointly to select a successor NUE (a “Successor NUE”) if (i) an NUE (A) is unable or unwilling to act as the NUE, (B) subsequently becomes unable or unwilling to continue as the NUE, (C) provides notice to Contractor that it elects not to renew its engagement as the NUE, or (D) is terminated under Section 4.2(c)(5)(D)(i) or Section 4.2(c)(5)(D)(iii) below, or (ii) either Contractor or Customer elects not to renew the Initial NUE Term or any Renewal Term in accordance with Section 4.2(c)(5)(D)(iii) below. The first Successor NUE after the Initial NUE shall be the First Successor NUE identified in Section 4.2(c)(5)(A) above.
Upon a failure of Contractor and Customer to agree upon the selection of a Successor NUE after the First Successor NUE within twenty (20) Business Days following the event in the preceding sentence that occurred, either Party may provide the other with written notice of such failure, and upon the delivery of such notice, the Parties shall on or before ten (10) Business Days after receipt of such written notice propose to the other a list of at least one (1), but not more than three (3) candidates, to serve as a Successor NUE that meet the qualifications set forth in Section 4.2(c)(5)(C) below. If the Parties cannot subsequently agree upon the selection of the Successor NUE within twenty (20) Business Days after receipt of such written notice, then the Customer alone shall, within ten (10) Business Days after the expiration of the preceding twenty (20) Business Day period, select, subject to the requirements of Section 4.2(f), a Successor NUE that meets the qualifications set forth in Section 4.2(c)(5)(C) below, and the Contractor shall be bound by that selection.
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(C)	Qualifications of the NUE
The NUE shall be an independent, neutral third party possessing qualifications evidencing, unless otherwise agreed to by the Parties, relevant telecommunications related services experience, including an understanding of portability and emerging communications technologies (e.g., IP-based), and, unless otherwise agreed to by the Parties, shall not be (a) a current or past employee of Contractor or Customer, (b) a current or past representative of a Member of the Customer, (c) a current or past employee of a Member to the Customer, (d) a current or past agent of Contractor or Customer, or (e) an employee, director, officer, advisor, or agent of a competitor of Contractor. By way of clarification, this Section shall not be subject to a unilateral right to make a determination, as set forth in Section 4.2(f) below.
(D)	Engagement of the NUE
(i)	Written Agreement
Contractor shall enter into a written engagement agreement with the NUE for the provision of services to perform the NUE Process, which agreement shall clearly state and provide the following: (1) Customer shall not be liable for any costs or expenses incurred by the NUE or for any compensation or other payments of any nature to the NUE (2) Customer shall make the final determination with respect to all issues that this Section 4.2 specifically reserves to Customer for its determination when Customer and the Contractor cannot agree; (3) certain criteria, the failure of which shall require termination of the contract by the Contractor (“Automatic Termination Criteria”) as set forth in Section 4.2(c)(5)(D)(iii) below, unless waived by Customer; and (4) other commercially reasonable terms for similar purposes. Except as specifically set forth herein, Customer shall have neither privity with nor third party beneficiary rights against the NUE.
(ii)	Initial NUE Term and Renewal Terms
Contractor shall cause its written engagement agreement with the NUE to provide for an initial two (2) year term (the “Initial NUE Term”), with subsequent two-year renewal terms thereafter (the “Renewal Terms”). Collectively, the Initial NUE Term and any Renewal Terms shall be referred to as the “NUE Term”.
(iii)	Non Renewal Rights and Termination Rights
Either Contractor or Customer unilaterally may elect not to renew the engagement of the then-serving NUE, for any reason or for no reason at all (the “Non-Renewal”), upon written notice to the other Party and the NUE of such Non-Renewal election only at the following times: (1) no later than one hundred (100) Business Days prior to the expiration of the Initial NUE Term or (2) no later than one hundred thirty-five (135) Business Days prior to the expiration of any Renewal Term. In addition, Contractor shall cause its engagement agreement with the NUE to provide for limited termination rights, exercisable by notice from either Contractor or Customer or requiring automatic termination (unless waived by Customer), to terminate the engagement of the NUE prior to the expiration of the NUE Term upon ninety (90) Business Days prior written notice and
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opportunity to cure for the following reasons: (I) the NUE’s failure to meet or to maintain the qualification requirements set forth in Section 4.2(c)(5)(D)(C) above; (II) the NUE’s loss, restriction or suspension of a relevant professional license, if any are held either by the NUE or those of its employees or agents providing services under the NUE Process; (III) the NUE’s violation of an applicable ethical or professional code of conduct; or (IV) the NUE’s failure to perform its duties or its material obligations as set forth in Section 4.2(c)(6) below, the terms of its engagement, or the NUE Process M&P.
(E)	NUE Start Date
The NUE Process shall commence during each NUE Term when the NUE confirms in writing to both Contractor and Customer that it is available to perform NUE Reviews in accordance with the NUE Process for that Particular NUE Term (the “NUE Start Date”). The first NUE Start Date shall be no later than ninety (90) Business Days after the date on which the Amendment that introduced this Section was last executed, subject to Section 2.2 of that same Amendment determined solely by the NUE, in consultation with Contractor and Customer, after the NUE (1) executes a written engagement agreement with Contractor satisfying the requirements of Section 4.2(c)(5) above, (2) performs all preparatory activities set forth in such engagement agreement for the NUE to be able to perform its obligations thereunder, (3) the NUE Process M&P has been prepared and issued; and (4) in consultation with Contractor and Customer, provides both Contractor and Customer with written notice of its willingness and ability to begin the performance of all its obligations with respect to the NUE Process by the NUE Start Date.
(G)	Unavailability of NUE
Prior to the NUE Start Date of the Initial NUE, Contractor shall continue conducting all reviews of any New User Applications, initial, intended uses set forth in New User Applications, and allegations of misuse in the same manner that Contractor undertook all such reviews prior to the effective date of the Amendment that introduced the NUE Process, without being subject to the NUE Process, but in accordance with the definitions and clarifications set forth in Section 4.2(b)(2). Customer reserves all rights with respect to any Contractor determination as existed prior to the effective date of the Amendment that introduced the NUE Process.
After the expiration or termination of an NUE Term, but before the Start Date of the immediately following NUE Term and the commencement of NUE Reviews by a Successor NUE, all required NUE Reviews and associated Findings Reports shall be issued by a committee consisting of the Project Executives of both Contractor and Customer (the “Project Executive Committee”), standing as a temporary replacement for the NUE. In rendering these reports, the Project Executive Committee shall comply with all applicable NUE Process requirements, including those applicable to each NUE Review. The Project Executive Committee shall decide all matters in conducting an NUE Review and rendering an associated Findings Report by unanimous action, whereby Contractor’s Project Executive(s) shall in the aggregate have one (1) vote, and Customer’s Project Executive(s) shall in the aggregate have one vote. If the Project Executive Committee is unable to take any action with respect to the NUE Process because of the failure to obtain such unanimous action, then the Customer’s Project Executive(s) shall make the relevant determination with respect to which the Customer and Contractor Project Executives
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could not agree, and Contractor shall be required to adhere to that determination. In making any such determination upon the failure to agree within the applicable time period set forth hereunder, Customer’s Project Executives shall be bound by the requirements of Section 4.2(f) below.
      (6) Performance of NUE Process
(A)	PTRS Applicants other than Contractor or Affiliates of Contractor
(i)	Delivery of Information for Permitted Use Review
Upon receipt of a New User Application submitted by an Applicant other than Contractor or an Affiliate of Contractor, describing itself as a PTRS, Contractor shall, in accordance with the NUE Process M&P, within two (2) Business Days cause the delivery of the New User Application to the NUE to perform a Permitted Use Review and issue a Permitted Use Findings Report in accordance with this Agreement and further processes and procedures set forth in the NUE Process M&P. The Applicant shall at all times be free to request assistance from Contractor with respect to completion or revision of its New User Application.
(ii)	Permitted Use Review and New User Findings Report
(I)	Time Periods
In accordance with this Agreement and the NUE Process M&P, the NUE shall conduct a Permitted Use Review with respect to an Applicant, other than Contractor or an Affiliate of Contractor, identified on a New User Application as a PTRS of such Applicant’s need to access any part of the NPAC/SMS and its initial, intended use or uses of User Data, and the NUE shall, within ten (10) Business Days after receipt by the NUE of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P, issue a New User Findings Report; provided, however, that pursuant to the process and procedures set forth in the NUE Process M&P with respect to requesting and obtaining additional information, if the NUE requests that Contractor request and obtain additional information from the Applicant that the NUE deems necessary to render the New User Findings Report, this ten-day period shall be extended automatically only once by an additional ten (10) Business Days from the date the NUE receives the requested additional information. All such requests by the NUE to the Contractor shall be in writing in order to extend this ten-Business Day period. The New User Findings Report shall be issued by the NUE and delivered in writing, which includes by electronic means, to Contractor and to Customer.
(II)	Required Findings Statement and Explanation
The New User Findings Report shall contain both a “Findings Statement” and an “Explanation of the Findings Statement.” The Findings Statement shall consist of one of the following statements: (i) that the NUE has determined that by a preponderance of the evidence the Applicant’s need to access any part of the NPAC/SMS and its initial, intended use of User Data, as described by the Applicant in its New User Application, constitutes a Permitted Use (an “Affirmative Permitted Use Finding”); (ii) that the NUE has determined that by a
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preponderance of the evidence the Applicant’s need to access any part of the NPAC/SMS and its initial, intended use of User Data, as described by the Applicant in its New User Application, DOES NOT constitute a Permitted Use (a “Negative Permitted Use Finding”); or (iii) that the NUE is unable to determine by a preponderance of the evidence whether the Applicant’s need to access any part of the NPAC/SMS and its initial, intended use of User Data, as described by the Applicant in its New User Application, constitutes or DOES NOT constitute a Permitted Use (an “Indeterminate Permitted Use Finding”). The Explanation of the Findings Statement shall consist of a summary of the bases for the relevant Affirmative Permitted Use Finding, Negative Permitted Use Finding or Indeterminate Permitted Use Finding made by the NUE, in sufficient detail without parole or other evidence to explain the foregoing.
(iii)	Action Following Issuance of, or Failure to Timely Issue, New User Findings Report
Immediately upon receipt of a New User Findings Report that contains an Affirmative Permitted Use Finding, the Contractor, in accordance with the NUE Process M&P, shall proceed to process the New User Application of an Applicant for further action to enable the Applicant to become a User and to complete the required documentation and agreements, including execution of a User Agreement for each Service Area covered by the Affirmative Permitted Use Finding, subject only to the right of the Customer to initiate a Customer Evaluation pursuant to Section 4.2(d)(2)(A) below.
Immediately upon the receipt of a New User Findings Report that contains a Negative Permitted Use Finding, the Contractor, in accordance with the NUE Process M&P, shall follow the rejection and notice procedures set forth in the NUE Process M&P, and shall reject the New User Application of the Applicant.
At any time before issuance of a Customer New User Findings Report, an Applicant may withdraw the New User Application, and the Customer shall discontinue consideration of the New User Application, or the Applicant may resubmit a New User Application, and Contractor shall immediately notify Customer of the withdrawal or resubmission, and the New User Application then pending consideration by the Customer shall be deemed to have been withdrawn by the Applicant.
Nothing hereunder precludes an Applicant from resubmitting a New User Application any number of times, and upon each resubmission, the resubmitted New User Application shall be subject to review and consideration pursuant to this Section 4.2 and the NUE Process M&P as if it were an initial New User Application, and the preceding New User Application shall be deemed withdrawn, if it has not already been withdrawn or acted upon. If an Applicant’s New User Application is rejected based upon a New User Findings Report that contains a Negative Permitted Use Finding, then the Applicant may protest the rejection only pursuant to the process and procedures set forth in Section 4.2(d)(2), but the New User Findings Report shall be binding on the Applicant until reversed pursuant to the procedures set forth in Section 4.2(d)(2) below.
Upon issuance by the NUE of a New User Findings Report that contains an Indeterminate Permitted Use Finding, or upon the failure of the NUE to issue a New User Findings Report
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within the required time, the Contractor, in accordance with the NUE Process M&P shall follow the notice requirements set forth in the NUE Process M&P, shall suspend further processing of the New User Application and shall within fifteen (15) Business Days forward the New User Application, and all supporting documentation and substantiation required under the NUE Process M&P, to the Customer for consideration and issuance of Customer New User Findings Report pursuant to Section 4.2(d)(2)(A) below. However, if Customer either fails to invoke the procedures set forth in Section 4.2(d)(2)(A) within the prescribed time period or fails to render a Customer New User Findings Report in accordance with Section 4.2(d)(2)(A)(ii) within the prescribed time periods Customer, then the Indeterminate Permitted Use Findings shall be treated as an Affirmative Permitted Use Finding, and shall be binding on all the parties and final and shall not be subject to further appeal or dispute.
Nonetheless, following issuance of an New User Findings Report that contains an Indeterminate Permitted Use Finding, or upon the failure of the NUE to issue a New User Findings Report within the required time, the Applicant cannot obtain Services as a User, pending the process and procedure set forth in Section 4.2(d)(2)(A) for issuance of a Customer New User Findings Report and subject to the appeal rights set forth in Section 4.2(d)(2).
(B)	Contractor User Services
(i)	Delivery of Information for NUE Reviews of Existing User Services and New User Services
(I)	Upon Commencement of NUE Process
Within five (5) Business Days after commencement of the NUE Process by the Initial NUE, in accordance with the NUE Process M&P, Contractor and all Affiliates of Contractor shall deliver to the NUE a description of all current User Services of the Contractor and all Affiliates of Contractor that have already received a commercial launch (“Existing User Services”) by delivering to the NUE a New User Application for each such Existing User Service, along with copies of all User Services Contracts with respect to those Existing User Services.
(II)	Prior to Commercial Launch
Contractor and each Affiliate of Contractor shall deliver to the NUE a New User Application for each User Service proposed to be offered by Contactor or each Affiliate of Contractor prior to commercial launch (as defined in the following sentence) of (a) a new User Service and (b) a material modification of a User Service that had already been considered by the NUE and had received an Affirmative Administrator User Service Findings Report, as defined below in Section 4.2(c)(6)(B)(i) (collectively, the User Services referred to in clause (a) and (b) above shall be referred to “New User Services” and separately as a “New User Service”). For purposes of this Section, a material modification of a User Service shall have the same meaning as set forth in Section 4.2(b)(2)(C). For purposes of the NUE Reviews of a New User Service, “commercial launch” of a New User Service shall mean the actual provision of the New User Service, or an announcement of a clear and unambiguous intent to provide the New User Service, in an immediately deployable and usable capability, or the offering of a New User Service prior to an immediately deployable and useable capability, but as part of a test or beta
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offering (if such test or beta offering uses User Data); provided, however, that a commercial launch shall not include the announcement of a possible or potential New User Service that is not yet deployable, usable or being provided to Third Parties in a test or beta mode (if such test or beta offering does not use User Data).
(III)	Annually or After Affiliation Event
Annually, within ten (10) Business Days before each anniversary of the date of the NUE Start Date, Contractor shall deliver to the NUE a list of all current Existing User Services offered by the Contractor or an Affiliate of the Contractor, along with the associated New User Applications with respect to those Existing User Services and along with copies of all current User Services Contracts with respect to those Existing User Services. In addition, within thirty (30) Business Days after an Affiliation Event, in accordance with the NUE Process M&P, Contractor shall deliver to the NUE the Acquired User Services List, along with a description of each Acquired New User Service by delivering to the NUE a New User Application for each such Acquired New User Service, along with copies of all User Services Contracts with customers with respect to those Acquired User Services.
(IV)	Resubmissions of New User Applications
Contractor and Affiliates of Contractor may, in their respective sole discretion and expense, make multiple revisions to a New User Service, an Existing User Service or an Acquired User Service and submit such revision to the NUE as a new New User Application, either before or after the issuance by the NUE of an Administrator User Service Findings Report with respect to a previous New User Application, so that Contractor or an Affiliate of Contractor can attempt to conform such New User Service to the applicable requirements. Notwithstanding the foregoing sentence, the submission of a New User Application with respect to a revised New User Service, that is already included in a New User Application for a pending NUE Review but for which an Administrator User Service Findings Report has not yet been issued shall be treated as constituting a withdrawal of the pending New User Application, and the consideration of the most recent New User Application with respect to the revised New User Service shall commence under the time periods and process for consideration of a New User Application for a New User Service as if the withdrawn New User Application had not been submitted.
The resubmission of a New User Application, with respect to a revised New User Service that was already included in a New User Application for which an Administrator User Service Findings Report was issued that included a Negative Administrator User Service Finding, shall be treated as having restarted the time periods for considering a New User Application as if the previous New User Application had not been submitted. The resubmission of a New User Application, with respect to a revised User Service that was already included in a New User Application for which an Administrator User Service Findings Report was issued that included an Affirmative Administrator User Service Finding but for which the NUE issues an Administrator User Service Findings Report that includes a Negative Administrator User Service Finding with respect to the revised portion of the New User Service, shall not affect the User Service in effect prior to the New User Application with respect to the User Service being offered without the revised portion, but the revised User Service may not be offered.
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Contractor and Affiliates of Contractor may, in their respective sole discretion and expense, submit a New User Application with respect to any Existing User Service or any Acquired User Service, before the NUE issues the applicable annual Administrator User Service Findings Report with respect to the Existing User or an Administrator User Service Findings Report with respect to the Acquired User Services following an Affiliation Event, and the NUE independently shall proceed with its consideration and issuance of the applicable annual Administrator User Service Findings Report with respect to the Existing User or an Administrator User Service Findings Report with respect to the Acquired User Services following an Affiliation Event and with the consideration of a New User Application with respect to any Existing User Service or any Acquired User Service.
(ii)	Specific NUE Reviews and Administrator User Service Findings Report
(I)	Time Periods
In accordance with this Agreement and the NUE Process M&P, the NUE shall conduct those specifically identified NUE Reviews in Section 4.2(c)(2) above with respect to Existing User Services, Acquired User Services and New User Services of the Contractor and Affiliates of Contractor. Within ten (10) Business Days after receipt by the NUE of the New User Application with respect to a New User Service, an Existing User Service, or an Acquired User Service, and all supporting documentation and substantiation required under the NUE Process M&P, the NUE shall issue an Administrator User Service Findings Report; provided, however, that pursuant to the process and procedures set forth in the NUE Process M&P, if the NUE requests that Contractor obtain additional information that the NUE deems necessary to render the Administrator User Service Findings Report, this ten-Business Day period shall be extended automatically only once by an additional ten (10) Business Days from the date the NUE receives the requested additional information. All such requests by the NUE to the Contractor shall be in writing in order to extend this ten-Business Day period. The Administrator User Service Findings Report shall be issued by the NUE and delivered in writing, which includes by electronic means, to Contractor and to Customer.
(II)	Required Findings Statement and Explanation
The Administrator User Service Findings Report shall contain both a “Findings Statement” and an “Explanation of the Findings Statement.” The Findings Statement shall consist of one of three “Cumulative Findings” and one of three “Separate Findings” for each of the separate NUE Reviews conducted.
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(aa)	Cumulative Findings
In each Administrator User Service Findings Report the NUE must make on of the following statements:
     (I) the NUE has made an Affirmative Permitted Use Finding, an Affirmative Data Provisioning Finding, an Affirmative Pricing Finding, and an Affirmative Payment Finding with respect to each applicable and relevant NUE Review conducted (“Affirmative Administrator User Service Finding”); or
     (II) the NUE has made one or more of the following: a Negative Permitted Use Finding, a Negative Data Provisioning Finding, a Negative Pricing Finding, or a Negative Payment Finding with respect to each applicable and relevant NUE Review conducted (a “Negative Administrator User Service Finding”); or
     (III) the NUE has made one or more of the following: an Indeterminate Permitted Use Finding, an Indeterminate Data Provisioning Finding, an Indeterminate Pricing Finding, or an Indeterminate Payment Finding with respect to each applicable and relevant NUE Review conducted (an “Indeterminate Administrator User Service Finding”).
(bb)	Separate Findings
In addition to the Cumulative Findings, the NUE must make each of the following separate findings with respect to each of the separate NUE Reviews conducted:
Permitted Use Review: The NUE must complete the Permitted Use Review and make ONE of the following statements regarding evaluation of the Permitted Use Requirement with respect to the New User Service, the Existing User Service or the Acquired User Service as described in the applicable New User Application:
•	“Affirmative Permitted Use Finding” The NUE has determined that by a preponderance of the evidence the need to access any part of the NPAC/SMS and the use or uses of User Data with respect to a User Service satisfies the Permitted Use Requirement;
     OR
•	“Negative Permitted Use Finding” The NUE has determined that by a preponderance of the evidence the need to access any part of the NPAC/SMS and the use of User Data with respect to a User Service DOES NOT satisfy the Permitted Use Requirement;
     OR
•	“Indeterminate Permitted Use Finding” The NUE is unable to determine by a preponderance of the evidence whether the User Service satisfies or does not satisfy the Permitted Use Requirements, that is, the NUE is unable to render either an Affirmative Permitted Use Finding or a Negative Permitted User Finding.
Data Provisioning Review: The NUE must complete the Data Provisioning Review and make ONE of the following statements regarding evaluation of both components of the Data
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Provisioning Requirements with respect to the New User Service, the Existing User Service or the Acquired User Service as described in the applicable New User Application:
•	“Affirmative Data Provisioning Finding” The NUE has determined that there is not clear and convincing evidence that either (1) the Content Requirement is not satisfied, that is, there is not clear and convincing evidence that the content of User Data obtained for and used in connection with the User Service, including but not limited to its form and character, the fields included therein, and the manner in which it can be read, is not exactly the same as is available to all other Users under the terms of the User Agreement (an “Affirmative Content Requirement Finding”) or (2) the Access Requirement is not satisfied, that is, there is not clear and convincing evidence that the method, manner, mode, and connectivity to the NPAC/SMS to obtain the User Data obtained for and used in connection with the User Service are not exactly the same as are available to all other Users under the terms of the User Agreement (an “Affirmative Access Requirement Finding”)
     OR
•	“Negative Data Provisioning Finding” The NUE has determined that there is clear and convincing evidence that either or both (1) the Content Requirement is not satisfied, that is, there is clear and convincing evidence that the content of User Data obtained for and used in connection with the User Service, including but not limited to its form and character, the fields included therein, and the manner in which it can be read, is not exactly the same as is available to all other Users under the terms of the User Agreement (a “Negative Content Requirement Finding”) or (2) the Access Requirement is not satisfied, that is, there is clear and convincing evidence that the method, manner, mode, and connectivity to the NPAC/SMS to obtain the User Data obtained for and used in connection with the User Service are not exactly the same as are available to all other Users under the terms of the User Agreement (a “Negative Access Requirement Finding”)
     OR
•	“Indeterminate Data Provisioning Finding” The NUE is unable to determine that there is or is not clear and convincing evidence that either or both of the Content Requirement or the Access Requirement are not satisfied, that is, the NUE is unable to render either an Affirmative Data Provisioning Finding or a Negative Data Provisioning Finding.
Pricing Review: The NUE must complete the Pricing Review and make ONE of the following statements regarding evaluation of both of the Pricing Requirements with respect to the New User Service, the Existing User Service or the Acquired User Service as described in the applicable New User Application:
•	“Affirmative Pricing Finding” The NUE has determined that there is not clear and convincing evidence that either (1) the Direct Test is not satisfied, that is, there is not clear and convincing evidence that any pricing term or condition set forth in a User Services Contract by and between Contractor or an Affiliate of the Contractor as a User and its customer for the provision of a User Service to that customer, or any
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extension of any economic benefit to that customer set forth in the User Service Contract, is expressed in the User Services Contract as directly related to either (a) the number of TN Porting Events of such customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (an “Affirmative Direct Test Finding”) or (2) the Indirect Test is not satisfied, that is, there is not clear and convincing evidence that any pricing term or condition or any economic benefit is provided or extended to a User Services customer with respect to a User Service that is not incorporated in a written User Service Contract for that User Service to that customer, and there is not clear and convincing evidence that any pricing term and condition or any economic benefit provided or extended to a User Service customer is related to either (a) the number of TN Porting Events of the User Service Contract customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (an “Affirmative Indirect Test Finding”)
     OR
•	“Negative Pricing Finding” The NUE has determined that there is clear and convincing evidence that either or both (1) the Direct Test is not satisfied, that is, there is clear and convincing evidence that a pricing term or condition set forth in a User Services Contract by and between Contractor or an Affiliate of the Contractor as a User and its customer for the provision of a User Service to that customer, or an extension of an economic benefit to that customer set forth in the User Service Contract, is expressed in the User Services Contract as directly related to either (a) the number of TN Porting Events of such customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (a “Negative Direct Test Finding”) or (2) the Indirect Test is not satisfied, that is, there is clear and convincing evidence that a pricing term or condition or an economic benefit is provided or extended to a User Services customer with respect to a User Service that is not incorporated in a written User Service Contract for that User Service to that customer, or there is clear and convincing evidence that a pricing term and condition or an economic benefit provided or extended to a User Service customer is related to either (a) the number of TN Porting Events of the User Service Contract customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (an “Negative Indirect Test Finding”)
     OR
•	“Indeterminate Pricing Finding” The NUE is unable to determine that there is or is not clear and convincing evidence that either or both of the Direct Test or the Indirect
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Test are not satisfied, that is, the NUE is unable to render either an Affirmative Pricing Finding or a Negative Pricing Finding.
Payment Review: The NUE must complete the Payment Review and make ONE of the following statements regarding evaluation of both of the Payment Requirements with respect to the New User Service, the Existing User Service or the Acquired User Service as described in the applicable New User Application:
•	“Affirmative Payment Finding” The NUE has determined that there is not clear and convincing evidence that either (1) the Invoice Requirement is not satisfied, that is, there is not clear and convincing evidence that all applicable invoices have been issued to Contractor and each Affiliate of Contractor that is a User and that those invoices contain all applicable charges under Exhibit E of the Master Agreement (an “Affirmative Invoice Requirement Finding”) or (2) the Actual Payment Requirement is not satisfied, that is, there is not clear and convincing evidence that full and timely payment or accounting treatment by Contractor and each Affiliate of Contractor that is a User of all applicable charges under the User Agreement has actually occurred (an “Affirmative Actual Payment Finding”)
     OR
•	“Negative Payment Finding” The NUE has determined that there is clear and convincing evidence that either or both (1) the Invoice Requirement is not satisfied, that is, there is clear and convincing evidence that not all applicable invoices under the User Agreement have been issued to Contractor and each Affiliate of Contractor that is a User or that those invoices do not contain all applicable charges under the User Agreement (a “Negative Invoice Requirement Finding”) or (2) the Actual Payment Requirement is not satisfied, that is, there is clear and convincing evidence that full and timely payment or accounting treatment by Contractor and each Affiliate of Contractor that is a User of all applicable charges under the User Agreement has not actually occurred (a “Negative Actual Payment Requirement Finding”);
     OR
•	“Indeterminate Payment Finding” The NUE is unable to determine that there is or is not clear and convincing evidence that either or both of the Invoice Requirement or the Actual Payment Requirement are not satisfied, that is, the NUE is unable to render either an Affirmative Payment Finding or a Negative Payment Finding.
                                   (cc) Required Explanation
The Explanation of the Findings Statement shall consist of a summary of the basis for each of the required findings made with respect to the NUE Reviews conducted by the NUE, in sufficient detail without parole or other evidence to explain the foregoing.
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(iii)	Action Following Issuance of, or Failure to Timely Issue, an Administrator User Service Findings Report
(I)	New User Services
Immediately upon receipt of an Administrator User Service Findings Report with respect to a New User Service that contains an Affirmative Administrator User Service Finding, the Contractor, in accordance with the NUE Process M&P, shall proceed to process the New User Application and to approve the New User Application with respect to the New User Service for further action to enable the Applicant to become a User and to complete the required documentation and agreements, including execution of a User Agreement for each Service Area covered by the Affirmative Permitted Use Finding, and Contractor shall further notify Customer in writing of the approval of the New User Application. Upon receipt of the written notification from Contractor of the approval of the New User Application with respect to the New User Service with respect to the Service Area, Customer shall have those rights set forth in Section 4.2(d)(3)(A) to initiate a Customer Evaluation.
Immediately upon the receipt of an Administrator User Service Findings Report that contains a Negative Administrator User Service Finding, the Contractor, in accordance with the NUE Process M&P, shall follow the rejection and notice procedures set forth in the NUE Process M&P, and shall reject the New User Application with respect to the New User Service and the New User Service cannot be offered or made available for commercial launch, pending the process and procedure set forth in Section 4.2(d)(3) for appealing such rejection.
Nothing hereunder precludes the Contractor or an Affiliate of the Contractor from resubmitting a New User Application any number of times with respect to a New User Service, and upon each resubmission, the resubmitted New User Application shall be subject to review and consideration pursuant to this Agreement and the NUE Process M&P as if it were an initial New User Application, and the preceding New User Application shall be deemed withdrawn, if it has not already been withdrawn or acted upon. If a New User Application is rejected based upon an Administrator User Service Findings Report that contains a Negative Administrator User Service Finding, the Contractor or the Affiliate of the Contractor who was the Applicant may protest the rejection only pursuant to process and procedure set forth in Section 4.2(d)(3), but the Administrator User Service Findings Report shall be binding until reversed pursuant to the procedures set forth in Section 4.2(d)(3) below.
Upon issuance by the NUE of an Administrator User Service Findings Report that contains an Indeterminate Administrator User Service Finding, or upon the failure of the NUE to issue an Administrator User Services Findings Report within the required time, the Contractor, in accordance with the NUE Process M&P shall follow the notice requirements set forth in the NUE Process M&P, shall suspend further processing of the New User Application with respect to the New User Service and may, in its sole discretion within fifteen (15) Business Days after either issuance of or the failure by the NUE to issue the Administrator User Service Findings Report forward the New User Application with respect to the New User Service, and all supporting documentation and substantiation required under the NUE Process M&P, to the Customer for consideration and issuance of a Customer Administrator User Services Findings
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Report pursuant to Section 4.2(d)(3)(A) below. At any time before issuance of a Customer Administrator User Services Findings Report, the Contractor or Affiliate of the Contractor who is the Applicant may withdraw the New User Application, and the Customer shall discontinue consideration, or Contractor or Affiliate of the Contractor who is the Applicant may resubmit a New User Application. Contractor shall immediately notify Customer of the withdrawal or resubmission, and the New User Application then pending consideration by the Customer shall be deemed to have been withdrawn by the Applicant. Nonetheless, following issuance of an Administrator User Service Findings Report that contains an Indeterminate Administrator User Service Finding, or upon the failure of the NUE to issue an Administrator User Services Findings Report within the required time, neither Contractor nor an Affiliate of the Contractor can offer the New User Service or make the New User Service available for commercial launch, pending the process and procedure set forth in Section 4.2(d)(3)(A) for issuance of a Customer Administrator User Services Findings Report and subject to the other protest and reconsideration rights set forth in Section 4.2(d)(3); provided, however, that if Customer either fails to invoke the procedures set forth in Section 4.2(d)(3)(A) within the prescribed time period or fails to render a Customer’s Administrator User Services Findings Report in accordance with Section 4.2(d)(3)(A) within the prescribed time periods Customer, then the Indeterminate Permitted Use Findings shall be treated as an Affirmative Permitted Use Finding.
                        (II) Existing User Services and Acquired User Services Immediately upon receipt of an Administrator User Service Findings Report with respect to an Existing User Service or an Acquired User Service that contains an Affirmative Administrator User Service Finding, the Contractor or the Affiliate of the Contractor may continue to offer the Existing User Service or the Acquired User Service, and the Contractor, in accordance with the NUE Process M&P shall notify the Customer in writing of the continuation of such User Service or the Acquired User Service with respect to the Service Area. Upon receipt of the written notification from Contractor, Customer shall have those rights set forth in Section 4.2(d)(3) for appealing such continuation.
On the 31st Business Day after receipt of an Administrator User Service Findings Report that contains a Negative Administrator User Service Finding with respect to an Existing Service or an Acquired User Service, the Contractor or the Affiliate of the Contractor shall:
     if the Negative Administrator User Service Finding concerns the Permitted Use Requirement, then Contractor shall discontinue offering that aspect of the Existing User Service or the Acquired User Service that was subject to the Negative Administrator User Service Finding and the User Agreement associated with that User Service shall be terminated;
     if the Negative Administrator User Service Finding concerns the Data Provisioning Requirement, then the Contractor shall discontinue offering the Existing User Service or the Acquired User Service that relied on the improperly provisioned data, and the User Agreement associated with that User Service that relied on the improperly provisioned data shall be terminated;
     if the Negative Administrator User Service Finding concerns the Pricing Requirement, then the Contractor shall discontinue offering the Existing User Service or the Acquired User
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Service to its customers with whom it has User Services Contracts that failed to meet the Pricing Requirement;
     if the Negative Administrator User Service Finding concerns the Payment Requirement, then all the Contractor’s User Agreements shall be terminated, unless, prior to the 31st Business Day after receipt of an Administrator User Service Findings Report that contains a Negative Administrator User Service Finding, either (a) the NUE determines that all Negative Administrator User Service Findings have been “Cured” as defined below, or (b) Contractor or an Affiliate of the Contractor offering the Existing User Service or the Acquired User Service exercises its right to appeal the Administrator User Service Findings Report that contains the Negative Administrator User Service Finding in accordance with the process and procedure set forth in Section 4.2(d)(3).
Nothing hereunder precludes the Contractor or an Affiliate of the Contractor from submitting a New User Application any number of times with respect to an Existing Service or an Acquired Service, and upon each submission and resubmission, the submitted or resubmitted New User Application shall be subject to review and consideration pursuant to this Agreement and the NUE Process M&P as if it were an initial New User Application for a New User Service, and the preceding New User Application shall be deemed withdrawn, if it has not already been withdrawn.
If an Administrator User Service Findings Report by the NUE contains an Indeterminate Administrator User Service Finding or if the NUE should have but failed to issue an Administrator User Services Findings Report within the required time, then an Administrator User Service Findings Report shall be deemed to have been issued with an Affirmative Administrator User Service Finding with respect to all subject Existing User Services and Acquired User Services, subject only to the right of the Customer to initiate a Customer Evaluation pursuant to Section 4.2(d)(2)(A) below.
For purposes of the foregoing, whether all Negative Administrator User Service Findings have been “Cured” shall mean that in accordance with the NUE Process M&P, the Contractor or an Affiliate of the Contractor has submitted evidence to the NUE that the deficiencies that led to the Negative Administrator User Service Findings either did not exist or have been corrected, and the NUE accepts such evidence and renders a replacement Administrator User Service Findings Report that contains only Affirmative Administrator User Service Findings.
(C)	Misuse Allegation
(i)	Definition
For purposes of a Misuse Allegation Review, a “Misuse Allegation” shall mean a bona-fide allegation in writing of any one or more of the occurrences in the following sentence, supported by credible evidence, so long as the allegation originates from any one of the following: (A) any named User (B) an agent of any named User, where the agency authorizes the agent (in writing) to enforce the principal’s rights with respect to User Data, (C) Customer (including Subscribing
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Customer), (D) any regulatory body (and its components) having jurisdiction or delegated authority over Contractor, Customer, Members of the Customer, any of the Users, porting or pooling in the Service Area, or the NPAC/SMS, and (D) Contractor.
(ii)	Circumstance
In order to constitute a Misuse Allegation, the allegation must involve one or more of the following: (1) that a User has failed to meet or is failing to meet the Permitted Use Requirement, (2) that Contractor, or an Affiliate of the Contractor, as a User has failed to meet or is failing to meet any Data Provisioning Requirement, (3) that Contractor, or an Affiliate of the Contractor, as a User has failed to meet or is failing to meet any Pricing Requirement, or (4) that Contractor, or an Affiliate of the Contractor, as a User has failed to meet or is failing to meet any Payment Requirement.
The NUE Process M&P shall incorporate a procedure providing for a process so that a User that is the subject of a Misuse Allegation may submit arguments explaining why the activity that is the subject of a Misuse Allegation, if accepted as true, nevertheless is not a violation of the particular requirement implicated in the Misuse Allegation.
(iii)	Specific NUE Reviews and Misuse Allegation Findings Report
(I)	Time Periods
In accordance with this Agreement and the NUE Process M&P, upon receipt by Contractor of a Misuse Allegation in writing, Contractor shall, in accordance with the NUE Process M&P, deliver the Misuse Allegation (and all supporting documentation and substantiation required under the NUE Process M&P) to the NUE for the performance with respect only to those activities actually found to have occurred of one or more of the specific NUE Reviews which the NUE determines is implicated in the specific Misuse Allegation.
Within ten (10) Business Days following receipt of the Misuse Allegation from Contractor, the NUE shall issue a Misuse Allegation Findings Report with respect to the NUE Review(s) conducted; provided, however, that pursuant to the process and procedures set forth in the NUE Process M&P, if the NUE requests that Contractor obtain additional information that the NUE deems necessary to render the Misuse Allegation Findings Report, this ten-Business Day period shall be extended automatically only once by an additional ten (10) Business Days from the date the NUE receives the requested additional information. All such requests by the NUE to the Contractor shall be in writing in order to extend this ten-Business Day period. The Misuse Allegation Findings Report shall be issued by the NUE and delivered in writing, including electronically, to Contractor and to Customer. Neither Contractor, an Affiliate of Contractor, Customer, nor any other User shall be prejudiced hereby on account of independent efforts or investigation to confirm or to otherwise ascertain whether a Misuse Allegation is bona-fide and supported by credible evidence, but no such independent efforts or investigation shall influence or affect the conduct of the NUE Reviews by the NUE. The Misuse Allegation Findings Report shall be issued by the NUE and delivered in writing, including electronically, to Contractor and to Customer.
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(II)	Required Findings Statement and Explanation
The Misuse Allegation Findings Report shall contain both a “Findings Statement” and an “Explanation of the Findings Statement.” The Findings Statement shall consist of one of three “Cumulative Findings” and one of three “Separate Findings” for each of the separate NUE Reviews conducted.
(aa)	Cumulative Findings
(AA)	PTRS and Service Provider Users
In each Misuse Allegation Findings Report associated with a Misuse Allegation with respect to a User that was categorized as either a PTRS or a Service Provider, and that implicates the Permitted Use Requirement, the NUE must make one of the following statements: (1) the NUE has determined that by a preponderance of the evidence the User’s need to access any part of the NPAC/SMS and its actual use of User Data, as described on a Misuse Allegation, does not violate the Permitted User Requirement (an “Affirmative PTRS or Service Provider Permitted Use Finding”); (2) the NUE has determined that by a preponderance of the evidence the User’s need to access any part of the NPAC/SMS and its actual use of User Data, as described on a Misuse Allegation, DOES violate the Permitted Use Requirement (a “Negative PTRS or Service Provider Permitted Use Finding”); or the NUE is unable to determine by a preponderance of the evidence whether the User’s need to access any part of the NPAC/SMS and its actual use of User Data, as described on a Misuse Allegation, violates or does not violate the Permitted Requirement (an “Indeterminate PTRS or Service Provider Permitted Use Finding”).
(BB)	User Services of Contractor and Affiliates of Contractor
In each Misuse Allegation Findings Report associated with a Misuse Allegation with respect to an Existing User Service of the Contractor or an Affiliate of the Contractor, the NUE must make one of the following statements:
     (I) that the NUE has made an Affirmative Permitted Use Finding, an Affirmative Data Provisioning Finding, an Affirmative Pricing Finding, and an Affirmative Payment Finding with respect to each applicable and relevant NUE Review conducted because it was implicated in the Misuse Allegation (“Affirmative Administrator User Service Finding”); or
     (II) the NUE has made one or more of the following: a Negative Permitted Use Finding, a Negative Data Provisioning Finding, a Negative Pricing Finding, or a Negative Payment Finding with respect to each applicable and relevant NUE Review conducted it was implicated in the Misuse Allegation (a “Negative Administrator User Service Finding”); or
     (III) the NUE has made one or more of the following: an Indeterminate Permitted Use Finding, an Indeterminate Data Provisioning Finding, an Indeterminate Pricing Finding, or an Indeterminate Payment Finding with respect to each applicable and relevant NUE Review conducted it was implicated in the Misuse Allegation (an “Indeterminate Administrator User Service Finding”).
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(bb)	Separate Findings
With respect to a Misuse Allegation Findings Report for PTRS and Service Provider Users, the NUE shall not be required to make any findings other than the Cumulative Findings, but with respect to a Misuse Allegation Findings Report for Contractor or an Affiliate of Contractor, in addition to the Cumulative Findings, the NUE must make each of the following separate findings associated with each of the separate NUE Reviews conducted because it was implicated in the Misuse Allegation:
Permitted Use Review: The NUE must complete the Permitted Use Review and make ONE of the following statements regarding evaluation of the Permitted Use Requirement if the Misuse Allegation includes allegations that the need to access any part of the NPAC/SMS and the actual use or uses of User Data with respect to a User Service is not a Permitted Use:
•	“Affirmative Permitted Use Finding” The NUE has determined that by a preponderance of the evidence the need to access any part of the NPAC/SMS and the actual use or uses of User Data with respect to a User Service that is the subject of the Misuse Allegation satisfies the Permitted Use Requirement.
     OR
•	“Negative Permitted Use Finding” The NUE has determined that by a preponderance of the evidence the need to access any part of the NPAC/SMS and the actual use or uses of User Data with respect to a User Service that is the subject of the Misuse Allegation does not satisfy the a Permitted Use Requirement.
     OR
•	which is the subject of the Misuse Allegation “Indeterminate Permitted Use Finding” The NUE is unable to determine by a preponderance of the evidence whether the need to access any part of the NPAC/SMS and the actual use or uses of User Data with respect to a User Service that is the subject of the Misuse Allegation satisfies or does not satisfy the Permitted Use Requirement, that is, the NUE is unable to render either an Affirmative Permitted Use Finding or a Negative Permitted User Finding.
Data Provisioning Review: The NUE must complete the Data Provisioning Review and make ONE of the following statements regarding evaluation of either component or both components of the Data Provisioning Requirements if the Misuse Allegation includes allegations that the User Service does not satisfy any component of the Data Provisioning Requirements:
•	“Affirmative Data Provisioning Finding” The NUE has determined that there is not clear and convincing evidence that either (1) the Content Requirement is not satisfied, that is, there is not clear and convincing evidence that the content of User Data obtained for and used in connection with the User Service, including but not limited to its form and character, the fields included therein, and the manner in which it can be read, was not or is not exactly the same as is available to all other Users under the terms of the User
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Agreement (an “Affirmative Content Requirement Finding”) or (2) the Access Requirement is not satisfied, that is, there is not clear and convincing evidence that the method, manner, mode, and connectivity to the NPAC/SMS to obtain the User Data obtained for and used in connection with the User Service were not or are not exactly the same as are available to all other Users under the terms of the User Agreement (an “Affirmative Access Requirement Finding”)
     OR
•	“Negative Data Provisioning Finding” The NUE has determined that there is clear and convincing evidence that either or both (1) the Content Requirement is not satisfied, that is, there is clear and convincing evidence that the content of User Data obtained for and used in connection with the User Service, including but not limited to its form and character, the fields included therein, and the manner in which it can be read, were not or are not exactly the same as are available to all other Users under the terms of the User Agreement (a “Negative Content Requirement Finding”) or (2) the Access Requirement is not satisfied, that is, there is clear and convincing evidence that the method, manner, mode, and connectivity to the NPAC/SMS to obtain the User Data obtained for and used in connection with the User Service were not or are not exactly the same as are available to all other Users under the terms of the User Agreement (a “Negative Access Requirement Finding”)
     OR
•	“Indeterminate Data Provisioning Finding” The NUE is unable to determine that there is or is not clear and convincing evidence that either or both of the Content Requirement or the Access Requirement are not satisfied, that is, the NUE is unable to render either an Affirmative Data Provisioning Finding or a Negative Data Provisioning Finding.
Pricing Review: The NUE must complete the Pricing Review and make ONE of the following statements regarding evaluation of either component or both components of the Pricing Requirements if the Misuse Allegation includes allegations that the User Service does not satisfy any component of the Pricing Requirements:
•	“Affirmative Pricing Finding” The NUE has determined that there is not clear and convincing evidence that either (1) the Direct Test is not satisfied, that is, there is not clear and convincing evidence that any pricing term or condition set forth in a User Services Contract by and between Contractor or an Affiliate of Contractor as a User and its customer for the provision of a User Service to that customer, or any extension of any economic benefit to that customer set forth in the User Service Contract, is expressed in the User Services Contract as directly related to either (a) the number of TN Porting Events of such customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (an “Affirmative Direct Test Finding”) or (2) the Indirect Test is not satisfied, that is, there is not clear and convincing evidence that any pricing term or condition or any economic benefit is provided or extended to a User Services customer with respect to a User Service that is not incorporated in a written User Service Contract for that User Service to that customer, and
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there is not clear and convincing evidence that any pricing term and condition or any economic benefit provided or extended to a User Service customer is related to either (a) the number of TN Porting Events of the User Service Contract customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (an “Affirmative Indirect Test Finding”)
     OR
•	“Negative Pricing Finding” The NUE has determined that there is clear and convincing evidence that either or both (1) the Direct Test is not satisfied, that is, there is clear and convincing evidence that a pricing term or condition set forth in a User Services Contract by and between Contractor or an Affiliate of the Contractor as a User and its customer for the provision of a User Service to that customer, or an extension of an economic benefit to that customer set forth in the User Service Contract, is expressed in the User Services Contract as directly related to either (a) the number of TN Porting Events of such customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services , or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (a “Negative Direct Test Finding”) or (2) the Indirect Test is not satisfied, that is, there is clear and convincing evidence that a pricing term or condition or an economic benefit is provided or extended to a User Services customer with respect to a User Service that is not incorporated in a written User Service Contract for that User Service to that customer, or there is clear and convincing evidence that a pricing term and condition or an economic benefit provided or extended to a User Service customer is related to either (a) the number of TN Porting Events of the User Service Contract customer, or (b) the allocated share of Service Element Charges under the Allocation Model for such customer as an Allocated Payor for Services, or (c) any charges that have been or are assessed or assessable under a User Agreement to or against such customer who is also a User under a User Agreement (an “Negative Indirect Test Finding”)
     OR
•	“Indeterminate Pricing Finding” The NUE is unable to determine that there is or is not clear and convincing evidence that either or both of the Direct Test or the Indirect Test are not satisfied, that is, the NUE is unable to render either an Affirmative Pricing Finding or a Negative Pricing Finding.
Payment Review: The NUE must complete the Payment Review and make ONE of the following statements regarding evaluation of either component or both components of the Payment Requirements if the Misuse Allegation includes allegations that the User Service does not satisfy any component of the Payment Requirements:
•	“Affirmative Payment Finding” The NUE has determined that there is not clear and convincing evidence that either (1) the Invoice Requirement is not satisfied, that is, there is not clear and convincing evidence that all applicable invoices under the User Agreement have been issued to Contractor and each Affiliate of Contractor that is a User
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and that those invoices contain all applicable charges under the User Agreement (an “Affirmative Invoice Requirement Finding”) or (2) the Actual Payment Requirement is not satisfied, that is, there is not clear and convincing evidence that full and timely payment or accounting treatment by Contractor and each Affiliate of Contractor that is a User of all applicable charges under the User Agreement has actually occurred (an “Affirmative Actual Payment Finding”)
     OR
•	“Negative Payment Finding” The NUE has determined clear and convincing evidence that either or both (1) the Invoice Requirement is not satisfied, that is, there is clear and convincing evidence that not all applicable invoices under the User Agreement have been issued to Contractor and each Affiliate of Contractor that is a User or that those invoices do not contain all applicable charges under the User Master Agreement (a “Negative Invoice Requirement Finding”) or (2) the Actual Payment Requirement is not satisfied, that is, there is clear and convincing evidence that full and timely payment or accounting treatment by Contractor and each Affiliate of Contractor that is a User of all applicable charges under the User Agreement has not actually occurred (an “Negative Actual Payment Requirement Finding”)
     OR
•	“Indeterminate Payment Finding” The NUE is unable to clear and convincing evidence that either or both of the Invoice Requirement or the Actual Payment Requirement are not satisfied, that is, the NUE is unable to render either an Affirmative Pricing Finding or a Negative Pricing Finding.
(cc)    Required Explanation
The Explanation of the Findings Statement in the Misuse Allegation Findings Report shall consist of a summary of the bases for each of the required findings made with respect to the NUE Reviews conducted by the NUE, in sufficient detail without parole or other evidence to explain the foregoing.
(iv)	Action Following Issuance of Misuse Allegation Findings Report
(I)	PTRS and Service Provider Misuse Allegation Findings Reports
Immediately upon receipt of a Misuse Allegation Findings Report with respect to a User that is a PTRS or a Service Provider that contains an Affirmative PTRS or Service Provider Permitted Use Finding, the Contractor shall provide notice of the Misuse Allegation Findings Report to the User, and the User shall continue to be a User, and the Contractor, in accordance with the NUE Process M&P shall notify the Customer in writing of the Misuse Allegation Findings Report. Upon receipt of the written notification from Contractor, Customer shall have those rights set forth in Section 4.2(d)(4)(A)(i) for appealing the Misuse Allegation Findings Report.
Immediately upon receipt of a Misuse Allegation Findings Report with respect to a User that is a PTRS or a Service Provider that contains a Negative PTRS or Service Provider Permitted Use
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Finding, in accordance with the NUE Process M&P, the Contractor shall provide notice of the Misuse Allegation Findings Report to the User and shall notify the Customer in writing of the Misuse Allegation Findings Report. On the 31st Business Day after receipt of a Misuse Allegation Findings Report that contains a Negative Affirmative PTRS or Service Provider Permitted Use Finding, the Contractor shall discontinue providing Services to the User with respect to the Service Area, and the User Agreement for the Service Area with respect to the User shall be terminated, and Customer shall be given written notice by Contractor of each such termination, unless, prior to the 31st Business Day after receipt of the Misuse Allegation Findings Report that contains a Negative PTRS or Service Provider Permitted Use Finding, either (a) the NUE determines that all Negative PTRS or Service Provider Permitted Use Findings have been “Cured” as defined below, or (b) the User exercises below, its right to appeal the Misuse Allegation Findings Report that contains the Negative PTRS or Service Provider Permitted Use Finding in accordance with the process and procedure set forth in Section 4.2(d)(4)(A)(ii).
Nothing hereunder precludes the User from submitting prior to the 31st Business Days after receipt of the Misuse Allegation Findings Report any number of times evidence that the subject of a Misuse Allegation has been cured for the Service Area, and upon each submission and resubmission, the submitted or resubmitted evidence shall be subject to review and consideration pursuant to this Agreement and the NUE Process M&P.
Immediately upon receipt of a Misuse Allegation Findings Report with respect to a User that is a PTRS or a Service Provider that contains an Indeterminate PTRS or Service Provider Permitted Use Finding, in accordance with the NUE Process M&P, the Contractor shall provide notice of the Misuse Allegation Findings Report to the User and shall notify the Customer in writing of the Misuse Allegation Findings Report. If a Misuse Allegation Findings Report contains an Indeterminate PTRS or Service Provider Permitted Use Finding or the NUE should have but failed to issue the Misuse Allegation Findings Report within the required time, then the Misuse Allegation Findings Report is deemed to have been issued with an Affirmative PTRS or Service Provider Permitted Use Finding, subject only to the right of Customer to initiate a Customer Evaluation pursuant to Section 4.2(d)(4)(A)(i).
For purposes of the foregoing, whether all Negative PTRS or Service Provider Permitted Use Findings have been “Cured” shall mean that in accordance with the NUE Process M&P, the User has submitted evidence to the NUE that the deficiencies that led to the Negative PTRS or Service Provider Permitted Use Findings either did not exist or have been corrected, and the NUE accepts such evidence and renders a replacement Misuse Allegation Findings Report that contains only Affirmative PTRS or Service Provider Permitted Use Findings.
(II)	Contractor and Affiliates of Contractor Misuse Allegation Findings Reports
Immediately upon receipt of a Misuse Allegation Findings Report with respect to an Existing User Service or an Acquired User Service that contains an Affirmative Administrator User Service Finding, the Contractor or the Affiliate of the Contractor may continue to offer the Existing User Service or the Acquired User Service, and the Contractor, in accordance with the NUE Process M&P shall notify the Customer in writing of the continuation of such User Service or the Acquired User Service with respect to the Service Area. Upon receipt of the written
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notification from Contractor, Customer shall have those rights set forth in Section 4.2(d)(4)(B)(ii) for appealing such continuation.
On the 31st Business Day after receipt of a Misuse Allegation Findings Report that contains a Negative Administrator User Service Finding with respect to an Existing Service or an Acquired User Service, the Contractor or the Affiliate of the Contractor shall:
     if the Negative Administrator User Service Finding concerns the Permitted Use Requirement, then Contractor shall discontinue offering that aspect of the Existing User Service or the Acquired User Service that was subject to the Negative Administrator User Service Finding and the User Agreement associated with that User Service shall be terminated;
     if the Negative Administrator User Service Finding concerns the Data Provisioning Requirement, then the Contractor shall discontinue offering the Existing User Service or the Acquired User Service that relied on the improperly provisioned data, and the User Agreement associated with that User Service that relied on the improperly provisioned data shall be terminated;
     if the Negative Administrator User Service Finding concerns the Pricing Requirement, then the Contractor shall discontinue offering the Existing User Service or the Acquired User Service to its customers with whom it has User Services Contracts that failed to meet the Pricing Requirement;
     if the Negative Administrator User Service Finding concerns the Payment Requirement, then all the Contractor’s , User Agreements shall be terminated, unless, prior to the 31st Business Day after receipt of the Misuse Allegation Findings Report that contains a Negative Administrator User Service Finding, either (a) the NUE determines that all Negative Administrator User Service Findings have been “Cured” as defined below, or (b) Contractor or an Affiliate of the Contractor offering the Existing User Service or the Acquired User Service exercises its right to appeal the Misuse Allegation Findings Report that contains the Negative Administrator User Service Finding in accordance with the process and procedure set forth in Section 4.2(d)( ). Notwithstanding anything herein to the contrary, termination of a User Agreement required under this paragraph shall not in any way affect the receipt of Services under other User Agreements under which Contractor or an Affiliate of Contractor provides a User Service that was not subject to Negative Administrator User Service Finding.
Nothing hereunder precludes the Contractor or an Affiliate of the Contractor from submitting a New User Application any number of times with respect to an Existing Service or an Acquired Service, and upon each submission and resubmission, the submitted or resubmitted New User Application shall be subject to review and consideration pursuant to this Agreement and the NUE Process M&P as if it were an initial New User Application for a New User Service, and the preceding New User Application shall be deemed withdrawn, if it has not already been withdrawn.
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Amendment No. 62 (NE)

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☐ Yes
If a Misuse Allegation Findings Report by the NUE contains an Indeterminate Administrator User Service Finding or if the NUE should have but failed to issue the Misuse Allegation Findings Report within the required time, then an Administrator User Service Findings Report is deemed to have been issued with an Affirmative Administrator User Service Finding with respect to all subject Existing User Services or Acquired User Services, subject only to the right of Customer to initiate a Customer Evaluation pursuant to Section 4.2(d)(4)(B)(i) below.
For purposes of the foregoing, whether all Negative Administrator User Service Findings have been “Cured” shall mean that in accordance with the NUE Process M&P, the Contractor or an Affiliate of the Contractor has submitted evidence to the NUE that the deficiencies that led to the Negative Administrator User Service Findings either did not exist or have been corrected, and the NUE accepts such evidence and renders a replacement Misuse Allegation Findings Report that contains only Affirmative Administrator User Service Findings.
     (7) Evidence of Satisfaction
          (A)     Permitted Use Requirement
Pursuant to the User M&P, the NUE shall determine satisfaction of the Permitted Use Requirement by collecting and evaluating solely the following data and/or information:
•	Applicant’s need to access any part of the NPAC/SMS and the intended or actual use or uses of User Data
          (B)     Data Provisioning Requirement
Pursuant to the User M&P, the NUE shall determine satisfaction of the Data Provisioning Requirement by collecting and evaluating solely the following data and/or information for each of the Content Requirement and Access Requirement as follows.
                   (i)     Content Requirement
The Contractor offering or planning to offer a User Service shall provide the NUE with a certification (“Officer Content Certification”) of a Contractor or Contractor Affiliate Vice- President expressly providing that based on his or her knowledge, the content of User Data obtained for and used in connection with the User Service complies with the Content Requirement of the Provisioning Requirement. In addition, upon the request by the NUE in the exercise of the sole discretion and professional judgment of the NUE, the Contractor offering or planning to offer a User Service shall provide to the NUE the following data and information in addition to the Officer User Certifications:
•	Sampling of TN records in Contractor’s SOA/LSMS systems for provisioning its User Services to confirm that the data obtained from the NPAC/SMS is no different from what
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Amendment No. 62 (NE)

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☐ Yes
is available to other Users (e.g., in either NPAC/SMS broadcasts or Bulk Data Downloads).

•	Help Desk tickets for requests by Contractor as User (e.g., for Bulk Data Downloads) to confirm handling is consistent with what is required to be provided to any User making a similar request.
Notwithstanding anything herein to the contrary, it shall not be a violation of the Content Requirement that Contractor’s SOA/LSMS systems for provisioning its User Services contains data different from what is contained in the NPAC, such as when User Data is corrected, correlated or otherwise modified, provided that the User Data obtained from the NPAC/SMS is no different from what is available to other Users.
                   (ii)     Access Requirement
The Contractor offering or planning to offer the User Service shall provide the NUE with a certification (“Officer Access Certification”) of a Contractor or Contractor Affiliate Vice- President expressly providing that based on his or her knowledge, the method, manner, mode, and connectivity to the NPAC/SMS to obtain the User Data obtained for and used in connection with the User Service complies with the Access Requirement of the Provisioning Requirement. In addition, upon the request by the NUE in the exercise of the sole discretion and professional judgment of the NUE, the Contractor offering or planning to offer the User Service shall provide to the NUE the following data and information in addition to the Officer Access Certifications:
•	Contractor’s communications invoice for a circuit(s) from Contractor’s SOA/LSMS facilities to a telecommunications central office.

•	Contractor’s detailed engineering circuit diagram illustrating the circuitry between its facilities and the telecommunications central office.

•	Contractor’s Certification Testing (in accordance with SOW24, as amended) results as recorded by NPAC/SMS personnel to verify that Contractor’s SOA/LSMS systems deployed to support its Contract User Services are subject to same testing requirements as those imposed on any User system.
          (C)     Pricing Requirement
Pursuant to the User M&P, the NUE shall determine satisfaction of the Pricing Requirement by collecting and evaluating solely the following data and/or information. The Contractor planning to offer the User Service shall provide the NUE with a certifications (“Officer Pricing Certification”) of a Contractor or Contractor Affiliate Vice-President expressly providing that based on his or her knowledge, (A) each User Services Contract incorporates all of the commitments made to the customer with respect to the User Service, (B) there were no other agreements by Contractor to any customer of a User Service that were not incorporated into such User Services Contract, and (C) the User Services Contract satisfies both the Direct Test and the Indirect Test of the Pricing Requirement. In addition, upon the request by the NUE in the
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Amendment No. 62 (NE)

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☐ Yes
exercise of the sole discretion and professional judgment of the NUE, the Contractor offering a User Service shall provide to the NUE the following data and/or information in addition to the Officer Pricing Certifications as set forth in this Section and User Services Contracts then in effect for an Existing Service as set forth in Section so that the NUE can determine, in addition to the Officer Pricing Certifications, compliance with the Pricing Requirement. Contractor shall provide the NUE with, and the NUE shall rely solely on, the following in determining satisfaction of the Pricing Requirement:
•	a statistically-significant sample, determined in the NUE’s professional judgment, of User Services Contracts from a Contractor-provided list of (A) current User Services Contracts and (B) new, amended, expired, and terminated User Services Contracts; and
Because the Pricing Requirement expressly provides for a review of a User Services Contract by and between Contractor as a User and its customer for the provision of a User Service to that customer, the Pricing Requirement cannot be considered unless and until Contractor as a User has executed a User Services Contract with its customer for the provision of a User Service to that customer. Consequently, it shall not be grounds that Contractor as a User has not met the Pricing Requirement merely because it does not have an in-force User Services Contract.
The Officer Pricing Certification shall be provided to the Customer both in conjunction with Contractor’s submission of a new User Service to the NUE and on an annual basis. The Contractor Vice-President executing the Pricing Certification may rely on a certification by the Contractor’s Vice-President-level contact responsible for attestations employed by Contractor’s under a contract compliance program.
          (D)     Payment Requirement
Pursuant to the User M&P, the NUE shall determine satisfaction of the Payment Requirement by collecting and evaluating solely the following data and information:
•	Contractor’s invoices to itself as a User; and

•	Depending on Contractor’s actual method, either (i) Contractor’s cancelled check, wire transfer confirmation, or other similar evidence of payment, or (ii) Contractor’s accounting treatment reflecting the recognition of payment, but only that entry subject to the Payment Requirement, and no other record whatsoever.
          (E)     Customer Interaction with New User Evaluator
The only interaction that Customer is entitled to have with the NUE is the receipt of the applicable Findings Report. Customer shall not be entitled to require any change in scope of any Data Use Evaluation. Any changes to the scope of the NUE Process shall only be accomplished by written agreement by and between Customer and Contractor. Nothing herein shall be construed to require that Contractor bear the costs of any subsequent expansion of scope that is requested by or that primarily benefits Customer.
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Amendment No. 62 (NE)

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☐ Yes
(d) Appeal and Dispute Resolution Processes and Procedures
     (1) Generally
The processes and procedures applicable to appeals with respect to Findings Reports and the conduct by the NUE of the various NUE Reviews shall depend on the specific Findings Report involved and with respect to each specific Findings Report, shall further depend upon the applicable findings contained in the specific Findings Report. Accordingly, those processes and procedures are set forth exclusively in this Section 4.2(d).
     (2) Appeals Regarding New User Findings Report
          (A)     Customer Evaluation
                   (i)     Initiation of a Customer Evaluation
Following the issuance by the NUE of a New User Findings Report, a Customer Evaluation (as defined below) with respect to the New User Application of an Applicant that is a PTRS which is not Contractor or an Affiliate of the Contractor shall be initiated in any one of the following manners:
     (a) within twenty (20) Business Days after the Customer’s receipt of a New User Findings Report that contains an Affirmative Permitted Use Finding, if the Customer delivers written notice within that twenty (20) Business Days time period to the Contractor of its election to commence a Customer Evaluation;
     (b) within fifteen (15) Business Days after the an Applicant’s receipt of notice from the Contractor of the rejection of its New User Application because of the issuance by the NUE of a New User Findings Report that contains a Negative Permitted Use Finding, if the Applicant delivers written notice within that fifteen (15) Business Days time period to the Contractor, which notice Contractor shall forward to the Customer, of its election to commence a Customer Evaluation;
     (c) within twenty (20) Business Days after the Customer’s receipt of a New User Findings Report that contains a Negative Permitted Use Finding, if the Applicant has not delivered earlier written notice to Contractor of its election to commence a Customer Evaluation and the Customer delivers written notice within that twenty (20) Business Days period to the Contractor of its election to commence a Customer Evaluation; or
     (d) automatically upon issuance by the NUE of a New User Findings Report that contains an Indeterminate Permitted Use Finding or upon the failure of the NUE to issue any Findings Report within the time period required.
If a Customer Evaluation is elected or automatically initiated as provided above, then, in accordance with the NUE Process M&P and Section 4.2(d)(2)(A)(ii) below, the Customer shall
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Amendment No. 62 (NE)

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☐ Yes
commence a Customer Evaluation. If a Customer Evaluation is not elected or not automatically initiated as provided above, then:
     (a) If the New User Findings Report contains an Affirmative Permitted Use Finding, then the New User Findings Report shall be binding on all parties and shall not be subject to further appeal or dispute.
     (b) If the New User Findings Report contains a Negative Permitted Use Finding, then the New User Findings Report shall be binding on all parties and shall not be subject to further appeal or dispute.
               (ii)     Conduct of a Customer Evaluation
Contractor shall, in accordance with the NUE Process M&P, within two (2) Business Days after receipt of a written request from Customer cause the delivery of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P to the Customer to perform a Permitted Use Review and to issue a New User Findings Report with respect to the New User Application of the Applicant that is the subject of the Customer Evaluation. For purposes of this Section 4.2(d)(2)(A)(ii), a “Customer Evaluation” shall mean the conduct by the Customer of a Permitted User Review with respect to a New User Application and the issuance of a New User Findings Report with respect to that Permitted Use Review in accordance with the requirements of Section 4.2(c)(6)(A)(ii). The Customer shall conduct the Customer Evaluation de novo. While not required to defer to any of the findings issued by the NUE, Customer shall consider such findings. The Customer shall issue a New User Findings Report (referred to as the “Customer’s New User Findings Report”) within thirty (30) days after receipt from the Contractor of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P. If a Customer Evaluation is either elected or automatically initiated, then failure of Customer to issue a Customer’s New User Findings Report within the period prescribed herein shall result in a Customer’s New User Findings Report being considered issued with an Affirmative Permitted Use Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(iii)	Consequences of and Further Rights With Respect to the Customer’s New User Findings Report
The consequences of and the further rights with respect to the Customer’s New User Findings Report shall depend both upon NUE’s original findings in the NUE’s New User Findings Report and the findings in the Customer’s New User Findings Report.
(I)	Original Affirmative Permitted Use Finding in NUE’s New User Findings Report
If the NUE’s New User Findings Report contained an Affirmative Permitted Use Finding, then the Customer’s New User Findings Report shall result in the following:
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Amendment No. 62 (NE)

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☐ Yes
     (1) if the Customer’s New User Findings Report also contains an Affirmative Permitted User Finding, then the Affirmative Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s New User Findings Report contains a Negative Permitted Use Finding, then the Applicant may appeal the Customer’s New User Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(2)(B) below by delivering to both Contactor and Customer within ten (10) Business Days after receipt of the Customer’s New User Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to both Contactor and Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(2)(B) below; or
     (3) if the Customer’s New User Findings Report contains an Indeterminate Permitted Use Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s New User Findings Report, then the Affirmative Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(II)	Original Negative Permitted Use Finding in NUE’s New User Findings Report
If the NUE’s New User Findings Report contained a Negative Permitted Use Finding, then the Customer’s New User Findings Report shall result in the following:
     (1) if the Customer’s New User Findings Report contains an Affirmative Permitted User Finding, then the Affirmative Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s New User Findings Report also contains a Negative Permitted Use Finding, then the Applicant may appeal the both the NUE’s and the Customer’s New User Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(2)(B) below by delivering to both Contactor and Customer within ten (10) Business Days after receipt of the Customer’s New User Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to both Contactor and Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(2)(B) below; or
     (3) if the Customer’s New User Findings Report contains an Indeterminate Permitted Use Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s New User Findings Report, then the NUE’s New User Findings Report containing a Negative Permitted Use Finding shall be deemed an Affirmative Permitted Use Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
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Amendment No. 62 (NE)

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☐ Yes
(III)	Original Indeterminate Permitted Use Finding in NUE’s New User Findings Report or Failure Timely to Issue a Findings Report
If the NUE’s New User Findings Report contained an Indeterminate Permitted Use Finding, or if the NUE failed to issue any Findings (Report within the time required, then the Customer’s New User Findings Report shall result in the following:
     (1) if the Customer’s New User Findings Report contains an Affirmative Permitted User Finding, then the Affirmative Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s New User Findings Report contains a Negative Permitted Use Finding, then the Applicant may appeal the Customer’s New User Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(2)(B) below by delivering to both Contactor and Customer within ten (10) Business Days after receipt of the Customer’s New User Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to both Contactor and Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(2)(B) below; or
     (3) if the Customer’s New User Findings Report also contains an Indeterminate Permitted Use Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s New User Findings Report, then the NUE’s New User Findings Report shall be deemed to contain an Affirmative Permitted Use Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
                            (IV)   Effect if No Arbitration
If the Applicant is granted a right to appeal the Customer’s New User Findings Report or the NUE’s New User Findings Report pursuant to any of the preceding provisions of Section 4.2(d)(2)(A)(iii) above by invoking the arbitration provisions of Section 4.2(d)(2)(B) below, and the Applicant fails properly to invoke those provisions within the time periods required, then the Customer’s New User Findings Report shall be binding on all parties and final and shall not be subject to further appeal or dispute. Notwithstanding the foregoing, nothing prohibits Applicant from again submitting a New User Application for consideration.
          (B)     Arbitration
If an Applicant properly invokes arbitration against Customer by complying with the notice and time periods set forth above in Section 4.2(d)(2)(A), the only arbitration proceeding authorized hereunder shall be conducted under Article 26; provided, however that the expedited timing provisions of Section 4.4 of Exhibit M of the Agreement shall apply.
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Amendment No. 62 (NE)

SOW:	☑ No
☐ Yes
     (3) Appeals Regarding an Administrator User Service Findings Report
          (A) Customer Evaluation
               (i)    Initiation of a Customer Evaluation
Following the issuance by the NUE of an Administrator User Service Findings Report, a Customer Evaluation (as defined below) with respect to the User Service of the Contractor or an Affiliate of Contractor shall be initiated in any one of the following manners:
     (a) within ten (10) Business Days after the Customer’s receipt of an Administrator User Service Findings Report that contains an Affirmative Administrator User Service Finding, if the Customer delivers written notice within that ten (10) Business Days time period to the Contractor of its election to commence a Customer Evaluation;
     (b) within fifteen (15) Business Days after the Contractor’s receipt of an Administrator User Service Findings Report that contains a Negative Administrator User Service Finding, if the Contractor or an Affiliate of the Contractor delivers written notice within that fifteen (15) Business Days time period to the Customer of its election to commence a Customer Evaluation;
     (c) within fifteen (15) Business Days after the Contractor’s receipt of an Administrator User Service Findings Report that contains an Indeterminate Administrator User Service Finding, or after the date the NUE should have but failed to issue an Administrator User Service Findings Report, if the Contractor or an Affiliate of the Contractor delivers written notice within that fifteen (15) Business Days time period to the Customer of its election to commence a Customer Evaluation.
If a Customer Evaluation is elected as provided above, then, in accordance with the NUE Process M&P and Section 4.2(d)(3)(A)(i) below, the Customer shall commence a Customer Evaluation. If a Customer Evaluation is not elected as provided above, then:
(a) If the Administrator User Service Findings Report contains an Affirmative Administrator User Service Finding, then the Administrator User Service Findings Report shall be binding on all parties and shall not be subject to further appeal or dispute.
(b) If the Administrator User Service Findings Report contains a Negative Administrator User Service Finding, then the Administrator User Service Findings Report shall not be subject to further appeal or dispute.
(c) If the Administrator User Service Findings Report contains an Indeterminate Administrator User Service Finding, or the NUE fails to issue an Administrator User Service Findings Report within the prescribed time period, then the Administrator User Service Findings Report shall be deemed to contain an Affirmative Administrator User Service Finding, and shall be binding on all parties and shall not be subject to further appeal or dispute.
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Amendment No. 62 (NE)

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☐ Yes
               (ii)     Conduct of a Customer Evaluation
Contractor shall, in accordance with the NUE Process M&P, within two (2) Business Days after receipt of a written request from Customer cause the delivery of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P to the Customer to allow it to issue an Administrator User Service Findings Report with respect to the applicable User Service that is the subject of the Customer Evaluation. For purposes of this Section 4.2(d)(3)(A)(ii), a “Customer Evaluation” shall mean the conduct by the Customer of NUE Reviews with respect to the particular User Service at issue and the issuance of an Administrator User Services Findings Report with respect to each of those NUE Reviews of the User Service in accordance with the requirements of Section 4.2(c)(6)(B)(ii)(II). The Customer shall conduct the Customer Evaluation de novo and, while not required to defer to any of the findings issued by the NUE, Customer shall consider such findings, Findings Statements or Explanations of Findings Statements contained in the NUE’s Administrator User Services Findings Report. The Customer shall issue an Administrator User Services Findings Report (referred to as the “Customer’s Administrator User Service Findings Report”) within thirty (30) days after receipt from the Contractor of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P. If a Customer Evaluation is elected, then failure of Customer to issue a Customer’s Administrator User Services Findings Report within the period prescribed herein shall result in a Customer’s Administrator User Services Findings Report being considered issued with an Affirmative Administrator User Services Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(iii)	Consequences of and Further Rights With Respect to the Customer’s Administrator User Service Findings Report
The consequences of and the further rights with respect to the Customer’s Administrator User Service Findings Report shall depend both upon the NUE’s original findings in the NUE’s Administrator User Service Findings Report and the findings in the Customer’s Administrator User Service Findings Report.
(I)	Original Affirmative Administrator User Service Finding in NUE’s Administrator User Services Finding Report
If the NUE’s Administrator User Service Findings Report contained an Affirmative Administrator User Service Finding, then the Customer’s New User Findings Report shall result in the following:
     (1) if the Customer’s Administrator User Service Findings Report also contains an Affirmative Administrator User Service Finding, then the Affirmative Administrator User Service Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s New User Findings Report contains a Negative Permitted Use Finding, then the Contractor or an Affiliate of the Contractor may appeal the Customer’s
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Amendment No. 62 (NE)

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☐ Yes
Administrator User Services Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(3)(B) below by delivering to Customer within ten (10) Business Days after receipt of the Customer’s Administrator User Services Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(3)(B) below; or
     (3) if the Customer’s Administrator User Services Findings Report contains an Indeterminate Administrator User Services Finding or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Administrator User Services Findings Report, then the Affirmative Administrator User Service Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(II)	Original Negative Administrator User Service Finding in NUE’s Administrator User Service Findings Report
If the NUE’s Administrator User Service Findings Report contained a Negative Administrator User Service Finding, then the Customer’s Administrator User Service Findings Report shall result in the following:
     (1) if the Customer’s Administrator User Service Findings Report contains an Affirmative Administrator User Service Finding, then the Affirmative Administrator User Service Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s Administrator User Service Findings Report also contains a Negative Administrator User Service Finding, then the Contractor or an Affiliate of the Contractor may appeal both the NUE’s and the Customer’s Administrator User Service Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(3)(B) below by delivering to Customer within ten (10) Business Days after receipt of the Customer’s Administrator User Service Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(3)(B) below; or
     (3) if the Customer’s Administrator User Service Findings Report contains an Indeterminate Administrator User Service Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Administrator User Service Findings Report, then the NUE’s Administrator User Service Findings Report shall be deemed to contain an Affirmative Administrator User Service Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
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Amendment No. 62 (NE)

SOW:	☑ No
☐ Yes
(III)	Original Indeterminate Administrator User Service Finding in NUE’s Administrator User Service Findings Report or Failure to Timely Issue a Findings Report
If the NUE’s Administrator User Service Findings Report contained an Indeterminate Administrator User Service Finding, or if the NUE failed to issue an Administrator User Service Finding Report within the time required, then the Customer’s Administrator User Service Findings Report shall result in the following:
     (1) if the Customer’s Administrator User Service Findings Report contains an Affirmative Administrator User Service Finding, then the Affirmative Administrator User Service Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s Administrator User Service Findings Report contains a Negative Administrator User Service Finding, then the Contractor or an Affiliate of the Contractor may appeal the Customer’s Administrator User Service Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(3)(B) below by delivering to Customer within ten (10) Business Days after receipt of the Customer’s Administrator User Service Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(3)(B) below; or
     (3) if the Customer’s Administrator User Service Findings Report also contains an Indeterminate Administrator User Service Finding or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Administrator User Service Findings Report, then the NUE’s Administrator User Service Findings Report shall be deemed to contain a Affirmative Administrator User Service Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
               (IV)   Effect if No Arbitration
If the Contractor or an Affiliate of the Contractor is granted a right to appeal the Customer’s New User Findings Report or the NUE’s New User Findings Report pursuant to any of the preceding provisions of Section 4.2(d)(2)(A)(iii) above by invoking the arbitration provisions of Section 4.2(d)(3)(B) below, and the Contractor or an Affiliate of the Contractor fails properly to invoke those provisions within the time periods required, then the Customer’s Administrator User Service Findings Report shall be binding on all parties and final and shall not be subject to further appeal or dispute.
          (B) Arbitration
If the Contractor or an Affiliate of the Contractor properly invokes arbitration against Customer by complying with the notice and time periods set forth above in Section 4.2(d)(3)(B), the only
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Amendment No. 62 (NE)

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☐ Yes
arbitration proceeding authorized hereunder shall be conducted under Article 26; provided, however that the expedited timing provisions of Section 4.4 of Exhibit M of the Agreement shall apply.
     (4)   Appeals Protests Regarding Misuse Allegation Findings Report
          (A)   PTRS and Service Provider Misuse Allegation Findings Reports
               (i)   Customer Evaluation
                    (I) Initiation of a Customer Evaluation
Following the issuance by the NUE of a Misuse Allegation Findings Report with respect to a PTRS (other than Contractor or an Affiliate of Contractor) or a Service Provider, a Customer Evaluation (as defined below) with respect to the User shall be initiated in any one of the following manners:
     (a) within twenty (20) Business Days after the Customer’s receipt of a Misuse Allegation Findings Report that contains an Affirmative PTRS or Service Provider Permitted Use Finding, if the Customer delivers written notice within that twenty (20) Business Days time period to the Contractor of its election to commence a Customer Evaluation;
     (b) within fifteen (15) Business Days after the User’s receipt of notice from the Contractor of Misuse Allegation Findings Report that contains a Negative PTRS or Service Provider Permitted Use Finding, if the User delivers written notice within that fifteen (15) Business Days time period to the Contractor, which notice Contractor shall forward to the Customer, of its election to commence a Customer Evaluation; or
     (c) within fifteen (15) Business Days after the delivery of notice to a User of a Misuse Allegation Findings Report that contains an Indeterminate PTRS or Service Provider Finding or after the date the NUE should have but failed to issue a Misuse Allegation Findings Report, if the User delivers written notice within that fifteen (15) Business Days time period to the Contractor, which notice Contractor shall forward to the Customer, of its election to commence a Customer Evaluation.
If a Customer Evaluation is initiated under clauses (a) through (c) of the preceding paragraphs, then, in accordance with the NUE Process M&P and Section 4.2(d)(4)(B)(ii) below, the Customer shall commence a Customer Evaluation. If a Customer evaluation is not elected as provided above, then:
     (a) If the Misuse Allegation Findings Report contains an Affirmative PTRS or Service Provider Permitted Use Finding, then the Affirmative PTRS or Service Provider Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
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Amendment No. 62 (NE)
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☐ Yes
     (b) If the Misuse Allegation Findings Report contains a Negative PTRS or Service Provider Permitted Use Finding, then the New User Findings Report shall be binding on all parties and shall not be subject to further appeal or dispute.
     (c) If the Misuse Allegation Findings Report contains an Indeterminate PTRS or Service Provider Permitted Use Finding, or the NUE fails to issue an Misuse Allegation Findings Report within the period prescribed herein, then the Misuse Allegation Findings Report shall be deemed to contain an Affirmative Misuse Allegation Finding, and shall be binding on all parties and shall not be subject to further appeal or dispute.
(II)	Conduct of a Customer Evaluation
Contractor shall, in accordance with the NUE Process M&P, within two (2) Business Days after receipt of a written request from Customer cause the delivery of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P to the Customer to perform a Permitted Use Review and to issue a Misuse Allegation Findings Report with respect to a User that is the subject of the Customer Evaluation. For purposes of this Section 4.2(d)(4)(A)(i)(II), a “Customer Evaluation” shall mean the conduct by the Customer of a Permitted Use Review with respect to that existing User and the issuance of a Misuse Allegation Findings Report with respect to that Permitted Use Review in accordance with the requirements of Section 4.2(c)(6)(C)(iii). The Customer shall conduct the Customer Evaluation de novo. While not be required to defer to any of the findings issued by the NUE, Customer shall consider such findings, Findings Statements or Explanations of Findings Statements contained in the NUE’s Misuse Allegation Findings Report. The Customer shall issue a Misuse Allegation Findings Report (referred to as the “Customer’s Misuse Allegation Findings Report”) within 30 days after receipt from the Contractor of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P. If a Customer Evaluation is elected, then failure of Customer to issue a Customer’s Misuse Allegation Findings Report within the period prescribed herein shall result in Customer’s Misuse Allegation Findings Report being considered issued with an Affirmative Misuse Allegation Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(III)	Consequences of and Further Rights With Respect to the Customer’s Misuse Allegation Findings Report
The consequences of and the further rights with respect to the Customer’s Misuse Allegation Findings Report shall depend both upon NUE’s original findings in the NUE’s Misuse Allegation Findings Report and the findings in the Customer’s Misuse Allegation Findings Report.
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Amendment No. 62 (NE)
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☐ Yes
(aa)	Original Affirmative Permitted Use Finding in NUE’s Misuse Allegation Findings Report
If the NUE’s Misuse Allegation Findings Report contained an Affirmative PTRS or Service Provider Use Finding, then the Customer’s Misuse Allegation Findings Report shall result in the following:
     (1) if the Customer’s Misuse Allegation Findings Report also contains an Affirmative PTRS or Service Provider Permitted Use Finding, then the Affirmative PTRS or Service Provider Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s Misuse Allegation Findings Report contains a Negative PTRS or Service Provider Permitted Use Finding, then the User may appeal the Customer’s Misuse Allegation Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(4)(ii) below by delivering to both Contactor and Customer within ten (10) Business Days after receipt of the Customer’s Misuse Allegation Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to both Contactor and Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(4)(ii) below; or
     (3) if the Customer’s Misuse Allegation Findings Report contains an Indeterminate PTRS or Service Provider Permitted Use Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Misuse Allegation Findings Report, then the NUE’s Misuse Allegation Findings Report containing an Affirmative PTRS or Service Provider Permitted Use Finding shall be deemed an Affirmative PTRS or Service Provider Permitted Use Finding and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(bb)	Original Negative PTRS or Service Provider Permitted Use Finding in NUE’s Misuse Allegation Findings Report
If the NUE’s Misuse Allegation Findings Report contained a Negative PTRS or Service Provider Permitted Use Finding, then the Customer’s Misuse Allegation Findings Report shall result in the following:
     (1) if the Customer’s Misuse Allegation Findings Report contains an Affirmative PTRS or Service Provider Permitted Use Finding, then the Affirmative PTRS or Service Provider Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
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Amendment No. 62 (NE)
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☐ Yes
     (2) if the Customer’s Misuse Allegation Findings Report also contains a Negative PTRS or Service Provider Permitted Use Finding, then the User may appeal both the NUE’s and the Customer’s Misuse Allegation Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(4)(ii) below by delivering to both Contactor and Customer within ten (10) Business Days after receipt of the Customer’s Misuse Allegation Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to both Contactor and Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(4)(ii) below; or
     (3) if the Customer’s Misuse Allegation Findings Report contains an Indeterminate PTRS or Service Provider Permitted Use Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Misuse Allegation Findings Report, then the NUE’s Negative PTRS or Service Provider Permitted Use Finding shall be deemed to contain an Affirmative PTRS or Service Provider Permitted Use Finding and shall be binding on all parties and shall not be subject to further appeal or dispute.
(cc)	Original Indeterminate PTRS or Service Provider Permitted Use Finding in NUE’s Misuse Allegation Findings Report or Failure Timely to Issue a Findings Report
If the NUE’s Misuse Allegation Findings Report contained an Indeterminate PTRS or Service Provider Permitted Use Finding, or if the NUE failed to issue any Findings Report within the time required, then the Customer’s Misuse Allegation Findings Report shall result in the following:
     (1) if the Customer’s Misuse Allegation Findings Report contains an Affirmative PTRS or Service Provider Permitted Use Finding, then the Affirmative PTRS or Service Provider Permitted Use Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s Misuse Allegation Findings Report contains a Negative PTRS or Service Provider Permitted Use Finding, then the User may appeal the Customer’s Misuse Allegation Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(4)(ii) below by delivering to both Contactor and Customer within ten (10) Business Days after receipt of the Customer’s Misuse Allegation Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to both Contactor and Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(4)(ii) below; or
     (3) if the Customer’s Misuse Allegation Findings Report also contains an Indeterminate PTRS or Service Provider Permitted Use Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Misuse Allegation Findings Report, then the NUE’s
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Amendment No. 62 (NE)
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☐ Yes
Misuse Allegation Findings Report shall be deemed to contain an Affirmative PTRS or Service Provider Permitted Use Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(IV)	Effect if No Arbitration
If the User is granted a right to appeal the Customer’s Misuse Allegation Findings Report or the NUE’s Misuse Allegation Findings Report pursuant to any of the preceding provisions of Section 4.2(d)(4)(A)(i) above by invoking the arbitration provisions of Section 4.2(d)(4)(A)(ii) below, and the User fails properly to invoke those provisions within the time periods required, then the Customer’s Misuse Allegation Findings Report shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(ii)	Arbitration
If the Applicant properly invokes arbitration against Customer by complying with the notice and time periods set forth above in Section 4.2(d)(4)(A)(i), the only arbitration proceeding authorized hereunder shall be conducted under Article 26; provided, however that the expedited timing provisions of Section 4.4 of Exhibit M of the Agreement shall apply.
(B)	Contractor and Affiliates of Contractor Misuse Allegation Findings Report
(i)	Customer Evaluation
(I)	Initiation of a Customer Evaluation
Following the issuance by the NUE of a Misuse Allegation Findings Report with respect to a User Service of the Contractor or an Affiliate of the Contractor, a Customer Evaluation (as defined below) with respect to the User Service of the Contractor or an Affiliate of Contractor shall be initiated in any one of the following manners:
     (a) within ten (10) Business Days after the Customer’s receipt of an Misuse Allegation Findings Report that contains an Affirmative Administrator User Service Finding, if the Customer delivers written notice within that ten (10) Business Days time period to the Contractor of its election to commence a Customer Evaluation;
     (b) within fifteen (15) Business Days after the Contractor’s receipt of a Misuse Allegation Findings Report that contains a Negative Administrator User Service Finding, if the Contractor or an Affiliate of the Contractor delivers written notice within that fifteen (15) Business Days time period to the Customer of its election to commence a Customer Evaluation;
     (c) within fifteen (15) Business Days after the Contractor’s receipt of a Misuse Allegation Findings Report that contains an Indeterminate Administrator User Service Finding or after the date the NUE should have but failed to issue a Misuse Allegation Findings Report, if the Contractor or an Affiliate of the Contractor delivers written notice within that fifteen (15) Business Days time period to the Customer of its election to commence a Customer Evaluation.
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Amendment No. 62 (NE)
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If a Customer Evaluation is initiated under clauses (a) through (c) of the preceding sentence, then, in accordance with the NUE Process M&P and Section 4.2(d)(4)(B)(i) below, the Customer shall commence a Customer Evaluation. If a Customer evaluation is not elected as provided above, then:
     (a) If the Misuse Allegation Findings Report contains an Affirmative PTRS or Service Provider Permitted Use Finding, then the Affirmative PTRS or Service Provider Permitted Use Finding shall be binding on all parties and shall not be subject to further appeal or dispute.
     (b) If the Misuse Allegation Findings Report contains a Negative PTRS or Service Provider Permitted Use Finding, then the New User Findings Report shall be binding on all parties and shall not be subject to further appeal or dispute.
     (c) If the Misuse Allegation Findings Report contains an Indeterminate PTRS or Service Provider Permitted Use Finding, or the NUE fails to issue a Misuse Allegation Findings Report within the period prescribed herein, then the Misuse Allegation Findings Report shall be deemed to contain an Affirmative PTRS or Service Provider Permitted Use Finding, and shall be binding on all parties and shall not be subject to further appeal or dispute.
(II)	Conduct of a Customer Evaluation
Contractor shall, in accordance with the NUE Process M&P, within two (2) Business Days after receipt of a written request from Customer cause the delivery of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P to the Customer to allow it to issue a Misuse Allegation Findings Report with respect to the applicable User Service that is the subject of the Customer Evaluation. For purposes of this Section 4.2(d)(4)(B)(i)(II), a “Customer Evaluation” shall mean the conduct by the Customer of NUE Reviews with respect to the particular User Service at issue and the issuance of a Misuse Allegation Findings Report with respect to each of those NUE Reviews of the User Service in accordance with the requirements of Section 4.2(c)(6)(C)(iii)(II). The Customer shall conduct the Customer Evaluation de novo. While not be required to defer to any of the findings issued by the NUE, Customer shall consider such findings, Findings Statements or Explanations of Findings Statements contained in the NUE’s Misuse Allegation Findings Report. The Customer shall issue a Misuse Allegation Findings Report (referred to as the “Customer’s Misuse Allegation Findings Report”) within thirty (30) days after receipt from the Contractor of the New User Application and all supporting documentation and substantiation required under the NUE Process M&P. If a Customer Evaluation is elected, then failure of Customer to issue a Customer’s Misuse Allegation Findings Report within the period prescribed herein shall result in Customer’s Misuse Allegation Findings Report being considered issued with an Affirmative Misuse Allegation Finding, and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
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(III)	Consequences of and Further Rights With Respect to the Customer’s Misuse Allegation Findings Report
The consequences of and the further rights with respect to the Customer’s Misuse Allegation Findings Report shall depend both upon the NUE’s original findings in the NUE’s Misuse Allegation Findings Report and the findings in the Customer’s Misuse Allegation Findings Report.
(aa)	Original Affirmative Administrator User Service Finding in NUE’s Misuse Allegation Findings Report
If the NUE’s Misuse Allegation Findings Report contained an Affirmative Administrator User Service Finding, then the Customer’s Misuse Allegation Report shall result in the following:
     (1) if the Customer’s Misuse Allegation Findings Report also contains an Affirmative Administrator User Service Finding, then the Affirmative Administrator User Service Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s Misuse Allegation Report contains a Negative Administrator User Service Finding, then the Contractor or an Affiliate of the Contractor may appeal the Customer’s Administrator User Services Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(4)(B)(ii) below by delivering to Customer within ten (10) Business Days after receipt of the Customer’s Misuse Allegation Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(4)(B)(ii)below; or
     (3) if the Customer’s Misuse Allegation Findings Report contains an Indeterminate Administrator User Services Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Misuse Allegation Findings Report, then the NUE’s Misuse Allegation Findings Report containing an Affirmative Administrator User Services Finding shall be deemed an Affirmative User Services Finding and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(bb)	Original Negative Administrator User Service Finding in NUE’s Misuse Allegation Findings Report
If the NUE’s Misuse Allegation Findings Report contained a Negative Administrator User Service Finding, then the Customer’s Misuse Allegation Findings Report shall result in the following:
     (1) if the Customer’s Misuse Allegation Findings Report contains an Affirmative Administrator User Service Finding, then the Affirmative Administrator User Service Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
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     (2) if the Customer’s Misuse Allegation Findings Report also contains a Negative Administrator User Service Finding, then the Contractor or an Affiliate of the Contractor may appeal both the NUE’s and the Customer’s Misuse Allegation Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(4)(B)(ii) below by delivering to Customer within ten (10) Business Days after receipt of the Customer’s Misuse Allegation Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(4)(B)(ii) below; or
     (3) if the Customer’s Misuse Allegation Findings Report contains an Indeterminate Administrator User Service Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Misuse Allegation Findings Report, then the NUE’s Misuse Allegation Findings Report containing a Negative Administrator User Service Finding shall be deemed an Affirmative Administrator User Service Finding and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(cc)	Original Indeterminate Administrator User Service Finding in NUE’s Misuse Allegation Findings Report or Failure to Timely Issue a Findings Report
If the NUE’s Misuse Allegation Findings Report contained an Indeterminate Administrator User Service Finding, then the Customer’s Misuse Allegation Findings Report shall result in the following:
     (1) if the Customer’s Misuse Allegation Findings Report contains an Affirmative Administrator User Service Finding, then the Affirmative Administrator User Service Finding shall be binding on all parties and final and shall not be subject to further appeal or dispute;
     (2) if the Customer’s Misuse Allegation Findings Report contains a Negative Administrator User Service Finding, then the Contractor or an Affiliate of the Contractor may appeal the Customer’s Misuse Allegation Findings Report only by invoking the arbitration provisions set forth in Section 4.2(d)(4)(B)(ii) below by delivering to Customer within ten (10) Business Days after receipt of the Customer’s Misuse Allegation Findings Report a written notice of its intention to commence arbitration and then within five (5) Business Days after that ten (10) Business Day period, delivering to Customer a written notice of its election to commence arbitration under the arbitration provisions set forth in Section 4.2(d)(4)(B)(ii) below;
     (3) if the Misuse Allegation Findings Report also contains an Indeterminate Administrator User Service Finding, or if the Customer fails within the thirty (30) Business Day period to issue the Customer’s Misuse Allegation Findings Report, then the NUE’s Misuse Allegation Findings Report containing an Indeterminate Administrator User Service Finding
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shall be deemed to contain an Affirmative Administrator User Service Finding and shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(IV)	Effect if No Arbitration
If the Contractor or an Affiliate of the Contractor is granted a right to appeal the Customer’s Misuse Allegation Findings Report or the NUE’s Misuse Allegation Findings Report pursuant to any of the preceding provisions of Section 4.2(d)(4)(B)(iii) above by invoking the arbitration provisions of Section 4.2(d)(4)() below, and the Contractor or an Affiliate of the Contractor fails properly to invoke those provisions within the time periods required, then the Customer’s Misuse Allegation Findings Report shall be binding on all parties and final and shall not be subject to further appeal or dispute.
(ii)	Arbitration
If the Contractor or an Affiliate of the Contractor properly invokes arbitration against Customer by complying with the notice and time periods set forth above in Section 4.2(d)(4)(A), the only arbitration proceeding authorized hereunder shall be conducted under Article 26; provided, however that the expedited timing provisions of Section 4.4 of Exhibit M of the Agreement shall apply.
(e)	Methods and Procedures
(1)	NUE M&P
Contractor and Customer shall, within two (2) months after the last date of execution of the amendment that first introduced this Section 4.2(e), jointly and in consultation with the NUE develop in good faith one or more documents setting for all methods, procedures, and processes for implementing the NUE Process (referred to as the “NUE Process M&P”). The Parties shall develop methods and procedures for the management of the modification to the NUE Process M&P. Notwithstanding anything herein to the contrary, the NUE Process M&P shall not conflict with the Agreement, including by way of clarification and not limitation, the User Agreement and this Section 4.2. No reference to an NUE Process M&P shall be interpreted to require or permit the expansion of the scope of the provision to which the reference pertains. If the Contractor and the Customer cannot agree on any aspect of the NUE Process M&P by the date which is two (2) months after the effective date of the amendment that first introduced this Section 4.2(e), then Customer alone shall make such determination, and Contractor shall be required to adhere to and to incorporate such determination into the NUE Process M&P on or before the date which is one (1) month before the NUE Start Date. In making any such determination upon the failure of the Contractor and the Customer to agree within the time period set forth above, Customer shall be bound by the requirements of Section 4.2(f) below.
(2)	New User Application M&P
Contractor and Customer shall develop one or more documents setting for all methods, procedures, and processes concerning the Contractor’s processing of New User Applications
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(referred to as the “New User Application M&P”). The Parties shall develop methods and procedures for the management of the modification to the New User Application M&P. Notwithstanding anything herein to the contrary, the New User Application M&P shall not conflict with the Agreement, including by way of clarification and not limitation, the User Agreement and this Section 4.2. No reference to a New User Application M&P shall be interpreted to require or permit the expansion of the scope of the provision to which the reference pertains. The New User Application M&P shall not be subject to a unilateral right to make a determination, as set forth in Section 4.2(f) below.
(f)	Customer’s Standard
In exercising its right to make any determination under this Section 4.2 upon the failure of the Customer and the Contractor to agree within the applicable time period set forth therein, which right to make such a determination consists solely of Customer’ rights under Section 4.2(e)(1) above with respect to the development of the NUE Process M&P, as set forth in Section 4.2(e)(1), Customer’s right under Section 4.2(c)(5)(A) above with respect to the selection of the Initial NUE and a First Successor NUE, and the Customer’s right under Section 4.2(c)(5)(B) above with respect to the selection of a Successor NUE, Customer shall be required to make such determination in good faith and in the exercise of commercial reasonableness for similar industries and for similar purposes (measured with respect to attempting to fulfill the purpose of the NUE Process and recognizing the interest of actual and potential customers of Applicants and Users [including Contractor as a User] in receiving legitimate services without interruption or undue delay) and shall deliver the result of such determination in writing to Contractor; provided, however, that Customer’s right to make any such determination shall not in any way result in the modification of any provision in this Agreement or modify the scope of any aspect of the NUE Process. Notwithstanding anything to the contrary in this Section 4.2, in the event Customer has not delivered any determination to be made by Customer under this Section 4.2 within three (3) Business Days after the applicable date that Customer had the right to make the relevant determination because of the failure of the Customer and Contractor to agree, Contractor shall have the right to make such determination.
(g)	Use of Findings Reports
Contractor and Customer may use the content of a Findings Report, including any findings set forth therein, only with respect to the NUE Process or in defense of any actions of Contractor or Customer in a legal or regulatory proceeding, and shall not use Findings Report in any proceeding, whether legal or regulatory in nature other than with respect to the NUE Process, unless otherwise required under legal process or pursuant to a rule, ruling or direction of a regulatory agency. Any submissions to the NUE as part of the NUE Process and the Findings Reports issued hereunder shall be considered Confidential Information under Article 15 of this Agreement.
(h)	New User Application
Contractor shall update the New User Application used by the Contractor to qualify Applicants as Users to reflect the requirements set forth in this Section 4.2. Contractor shall have the right
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to revise the New User Application for administrative purposes, so long as such a revision is not to a provision that is required under this Agreement; provided, however, that Contractor shall provide Customer with written notice of any such allowable revision; and provided, further, that revisions to those provisions that are required under this Agreement may be made and shall only be effective upon the advance written agreement of Customer and the Contractor, but subject to the New User Application M&P.
10.	ACKNOWLEDGMENT
Customer hereby agrees that during such time as this Amendment is in effect Customer shall not assert, claim or otherwise maintain, including without limitation in any proceeding, that Contractor’s qualification as a User, execution of an NPAC/SMS User Agreement, and provision of services as a User, in all cases in accordance with the requirements set forth in the then-applicable Section 4.2 of the Master Agreement violate either (a) the Assignment Agreement (Contractor Services Agreement), by and between Lockheed Martin IMS, CIS Acquisition Corporation, and Customer, dated November 30, 1999 (as amended, the “Assignment Agreement”), (b) the rules, regulations, orders, opinions or decisions of the Federal Communications Commission (or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement) as of the Amendment Effective Date, including, without limitation, In the Matter of Request of Lockheed Martin Corporation and Warburg, Pincus & Co. for Review of the Transfer of the Lockheed Martin Communications Industry Services Business, Order, CC Docket No. 92-237, NSD File No. 98-151 (November 1999), including the “NeuStar Code of Conduct” set forth therein (the “Warburg Transfer Order”), and North American Numbering Plan Administration; NeuStar, Inc., Request to Allow Certain Transactions Without Prior Commission Approval and to Transfer Ownership, CC Docket No. 92-237, FCC 04-203 (Aug. 26, 2004) (the “Safe Harbor Order”). The foregoing does not in any way affect Article 25 of the Master Agreement, which concerns regulatory and legislative considerations.
11.	NOTICES
The notice provision of Section 27.6 of the Master Agreement is hereby amended with respect to Contractor to provide that all notices or other communications required or permitted to be given under the Master Agreement shall be in writing (unless otherwise specifically provided herein) and delivered or addressed as follows:

If to Contractor:	Michael O’Connor Vice President, Customer Relations NeuStar, Inc. 46000 Center Oak Plaza Sterling, VA 20166
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with a copy to:	Stephen Addicks Project Executive NeuStar, Inc. 46000 Center Oak Plaza Sterling, VA 20166

and to:	General Counsel NeuStar, Inc. 46000 Center Oak Plaza Sterling, VA 20166
12.	MISCELLANEOUS
a.	Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.

b.	If any provision of this Amendment is held invalid or unenforceable the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment.
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c.	This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

d.	If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time.

e.	This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.

f.	This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.
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Amendment No. 62 (NE)
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IN WITNESS WHEREOF, the undersigned have executed this Amendment:

CONTRACTOR: NeuStar, Inc.
By:	/s/ Michael O’Connor
Its: VP-CUSTOMER RELATIONS
Date: 23 SEP 08

CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC

By:	/s/ Melvin Clay
Its: NAPM LLC CO-CHAIR
Date: 9/17/2008

By:	/s/ Timothy Decker
Its: NAPM LLC Co-Chair
Date: 9/17/2008

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